                                                             OMB APPROVAL
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                             LEXICON GENETICS INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                                 [LEXICON LOGO]

                                 April 15, 2004

TO OUR STOCKHOLDERS:

         I am pleased to invite you to attend the 2004 annual meeting of stockholders of Lexicon Genetics Incorporated to be held on Wednesday, May 19, 2004 at 1:30 p.m., local time, at The Marriott Woodlands Waterway Hotel and Convention Center, 1601 Lake Robbins Drive, The Woodlands, Texas. We have enclosed with this letter:

-        an official notice of the annual meeting;

- a proxy statement that describes the matters to be considered and acted upon at the annual meeting; and

- a form of proxy that we are asking you to complete and return to us, indicating your vote with respect to the matters described in the proxy statement.

         Your vote is important, regardless of the number of shares that you hold. Whether or not you plan to attend the annual meeting, I hope you will vote as soon as possible by signing and returning the enclosed form of proxy in the postage-paid envelope we have provided for that purpose.

         Thank you for your ongoing support of and continued interest in Lexicon Genetics. We look forward to seeing you at the annual meeting.

                                   Sincerely,

                                   /s/ Arthur T. Sands, M.D., Ph.D.

                                   Arthur T. Sands, M.D., Ph.D.
                                   President and Chief Executive Officer

                          LEXICON GENETICS INCORPORATED
                          8800 TECHNOLOGY FOREST PLACE
                           THE WOODLANDS, TEXAS 77381
                                 (281) 863-3000

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 19, 2004

TO OUR STOCKHOLDERS:

         The annual meeting of stockholders of Lexicon Genetics Incorporated will be held on Wednesday, May 19, 2004 at 1:30 p.m., local time, at The Marriott Woodlands Waterway Hotel and Convention Center, 1601 Lake Robbins Drive, The Woodlands, Texas, to:

     -   elect two Class I directors;

     - ratify and approve our existing 2000 Equity Incentive Plan so that grants under the plan will remain exempt from a cap on deductible compensation imposed by Section 162(m) of the Internal Revenue Code;

     - ratify and approve the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2004; and

     - act on any other business that properly comes before the annual meeting.

         You are entitled to vote at the annual meeting only if you are the record owner of shares of our common stock at the close of business on March 30, 2004.

         It is important that your shares be represented at the annual meeting whether or not you plan to attend. PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTPAID ENVELOPE AS PROMPTLY AS POSSIBLE. If you are present at the annual meeting, and wish to do so, you may revoke the proxy and vote in person.

                                             By order of the Board of Directors,

                                             /s/ Jeffrey L. Wade

                                             Jeffrey L. Wade
                                             Secretary

The Woodlands, Texas
April 15, 2004

                          LEXICON GENETICS INCORPORATED
                          8800 TECHNOLOGY FOREST PLACE
                           THE WOODLANDS, TEXAS 77381
                                 (281) 863-3000

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD MAY 19, 2004

                               GENERAL INFORMATION

PURPOSE OF THIS PROXY STATEMENT

         We have prepared this proxy statement to solicit proxies on behalf of our Board of Directors for use at our 2004 annual meeting of stockholders and any adjournment or postponement thereof. We are mailing this proxy statement and the accompanying notice of annual meeting of stockholders and form of proxy to our stockholders on or about April 15, 2004.

TIME AND PLACE OF ANNUAL MEETING

         The annual meeting will be held on Wednesday, May 19, 2004 at 1:30 p.m., local time, at The Marriott Woodlands Waterway Hotel and Convention Center, 1601 Lake Robbins Drive, The Woodlands, Texas.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

         At the annual meeting, our stockholders will be asked to consider and act upon the following matters:

                  -        the election of two Class I directors;

                  - a proposal to ratify and approve our existing 2000 Equity Incentive Plan so that grants under the plan will remain exempt from a cap on deductible compensation imposed by Section 162(m) of the Internal Revenue Code; and

                  - a proposal to ratify and approve the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2004.

         Our Board of Directors does not intend to bring any other matters before the annual meeting and has not been informed that any other matters are to be presented by others. Our bylaws contain several requirements that must be satisfied in order for any of our stockholders to bring a proposal before one of our annual meetings, including a requirement of delivering proper advance notice to us. Stockholders are advised to review our bylaws if they intend to present a proposal at any of our annual meetings.

RECORD DATE FOR DETERMINING ENTITLEMENT TO VOTE

         You are entitled to vote at the annual meeting if you were the record owner of shares of our common stock as of the close of business on March 30, 2004, the record date for the annual meeting established by our Board of Directors.

HOW TO VOTE YOUR SHARES

         You may vote in person at the annual meeting or by proxy. To ensure that your shares are represented at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting in person. Even if you vote by proxy, if you wish, you can revoke your proxy and vote in person at the annual meeting. If you want to vote at the annual meeting but your shares are held by an intermediary, such as a broker or bank, you will need to obtain from the intermediary either proof of your ownership of such shares as of March 30, 2004 or a proxy to vote your shares.

         You may receive more than one proxy depending on how you hold your shares. If you hold your shares through someone else, such as a broker or a bank, you may get materials from them asking you how you want your shares to be voted at the annual meeting.

QUORUM

         We must have a quorum to conduct any business at the annual meeting. This means that at least a majority of our outstanding shares eligible to vote at the annual meeting must be represented at the annual meeting, either in person or by proxy. Abstentions are counted for purposes of determining whether a quorum is present. In addition, shares of our common stock held by intermediaries that are voted for at least one matter at the annual meeting will be counted as being present for purposes of determining a quorum for all matters, even if the beneficial owner's discretion has been withheld for voting on some or all other matters (commonly referred to as a "broker non-vote").

OUTSTANDING SHARES

         On the record date, we had 63,313,965 shares of our common stock outstanding. If you were the record owner of shares of our common stock on the record date, you will be entitled to one vote for each share of stock that you own on each matter that is called to vote at the annual meeting.

VOTE NEEDED TO APPROVE PROPOSALS

         Our Class I directors will be elected by a plurality vote. As a result, if a quorum is present at the annual meeting, the two persons receiving the greatest number of votes will be elected to serve as our Class I directors. Withholding authority to vote for a director nominee will not affect the outcome of the election of directors.

         The ratification and approval of our existing 2000 Equity Incentive Plan, the appointment of Ernst & Young LLP as our independent auditors for the year ending December 31, 2004 and any other business that may properly come before the annual meeting for a vote, will require a majority of the votes cast with respect to such matter (unless a greater vote is required by law or our charter or bylaws). On any such matter, an abstention from voting will have the same effect as a vote against the proposal. Broker non-votes do not count as votes for or against these proposals and are not considered in calculating the number of votes necessary for approval.

HOW YOUR PROXY WILL BE VOTED

         Giving us your proxy means that you are authorizing us to vote your shares at the annual meeting in the manner you direct. You may vote for our nominees for election as Class I directors or withhold your vote for any one or more of those nominees. You may vote for or against the proposals to ratify and approve our existing 2000 Equity Incentive Plan and the appointment of Ernst & Young LLP as our independent auditors for the year ending December 31, 2004, or abstain from voting on those proposals.

         If you sign and return the enclosed proxy card and do not withhold authority to vote for the election of our nominees for election as Class I directors, all of your shares will be voted for the election of those nominees. If you withhold authority to vote for one or more of our nominees for election as Class I directors, none of your shares will be voted for those nominees.

         If any of our nominees for election as Class I directors become unavailable for any reason before the election, we may reduce the number of directors serving on our Board of Directors, or our Board of Directors may designate substitute nominees, as necessary. We have no reason to believe that any of our nominees for election as Class I directors will be unavailable. If our Board of Directors designates any substitute nominees, the persons named in the enclosed proxy card will vote your shares for such substitute(s) if they are instructed to do so by our Board of Directors or, in the absence of any such instructions, in accordance with their own best judgment.

         If you sign and return the enclosed proxy but do not specify how you want your shares voted, your shares will be voted in favor of our nominees for election as Class I directors and in favor of the proposals to ratify and approve our existing 2000 Equity Incentive Plan and the appointment of Ernst & Young LLP as our independent auditors for the year ending December 31, 2004.

         If you sign and return the enclosed proxy and any additional business properly comes before the annual meeting, the persons named in the enclosed proxy will vote your shares on those matters as instructed by our Board of Directors or, in the absence of any such instructions, in accordance with their own best judgment. As of the date of this proxy statement, we are not aware of any other matter to be raised at the annual meeting.

HOW TO REVOKE YOUR PROXY

         You may revoke your proxy at any time before your shares are voted by providing our Corporate Secretary with either a new proxy with a later date or a written notice of your desire to revoke your proxy at the following address:

         Lexicon Genetics Incorporated
         8800 Technology Forest Place
         The Woodlands, Texas 77381
         Attention: Corporate Secretary

         You may also revoke your proxy at any time prior to your shares having been voted by attending the annual meeting in person and notifying the inspector of election of your desire to revoke your proxy. Your proxy will not automatically be revoked merely because you attend the annual meeting.

INSPECTOR OF ELECTION

         Mellon Investor Services L.L.C., our transfer agent and registrar, will count votes and provide a representative who will serve as an inspector of election for the annual meeting.

LIST OF STOCKHOLDERS ENTITLED TO VOTE

         A list of our stockholders entitled to vote at the annual meeting will be available for inspection at the annual meeting. The stockholder list will also be available for inspection for ten days prior to the annual meeting at our corporate offices located at 8800 Technology Forest Place, The Woodlands, Texas. Any inspection of this list at our offices will need to be conducted during ordinary business hours. If you wish to conduct an inspection of the stockholder list, we request that you please contact our Corporate Secretary before coming to our offices.

SOLICITATION OF PROXIES AND EXPENSES

         We are asking for your proxy on behalf of our Board of Directors. We will bear the entire cost of preparing, printing and soliciting proxies. We will send proxy solicitation materials to all of our stockholders of record as of the record date and to all intermediaries, such as brokers and banks, that held any of our shares on that date on behalf of others. These intermediaries will then forward solicitation materials to the beneficial owners of our shares, and we will reimburse them for their reasonable out-of-pocket expenses for forwarding such materials. Our directors, officers and employees may solicit proxies by mail, in person or by telephone or other electronic communication. Our directors, officers and employees will not receive additional compensation for their solicitation efforts, but they will be reimbursed for any out-of-pocket expenses they incur.

HOUSEHOLDING OF ANNUAL DISCLOSURE DOCUMENTS

         The Securities and Exchange Commission has approved a rule allowing us to send a single set of our annual report and proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This rule benefits both you and us by reducing the volume of duplicate information received at your household and helping to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Each stockholder will continue to receive a separate proxy card or voting instruction card.

         If your household received a single set of disclosure documents for this year, but you would prefer to receive your own copy, please contact our transfer agent, Mellon Investor Services L.L.C., by calling their toll-free number, (800) 635-9270. If you would like to receive your own set of our annual disclosure documents in future years, follow the instructions described below. Similarly, if you share an address with another stockholder and together both of you would like to receive only a single set of our annual disclosure documents, follow these instructions:

                  - If your shares are registered in your own name, please contact our transfer agent, Mellon Investor Services, and inform them of your request by calling them at (800) 635-9270 or writing them at 85 Challenger Road, Ridgefield Park, New Jersey 07660.

                  - If a broker or other nominee holds your shares, please contact ADP and inform them of your request by calling them at (888) 603-5847 or writing them at Householding Department, 51 Mercedes Way, Edgewood, New York 11717. Be sure to include your name, the name of your brokerage firm and your account number.

         STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table presents information regarding the beneficial ownership of our common stock as of March 30, 2004 by:

                  - each of the individuals listed in "Executive Compensation - Summary Compensation Table";

                  -        each of our directors;

                  - each person, or group of affiliated persons, who is known by us to own beneficially five percent or more of our common stock; and

                  - all current directors and executive officers as a group.

         Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission computing the number of shares beneficially owned by a person and the percentage ownership of that person. Shares of common stock under options held by that person that are currently exercisable or exercisable within 60 days of March 30, 2004 are considered outstanding. These shares, however, are not considered outstanding when computing the percentage ownership of each other person.

         Except as indicated in the footnotes to this table and pursuant to state community property laws, each stockholder named in the table has sole voting and investment power for the shares shown as beneficially owned by them. Percentage of ownership is based on 63,313,965 shares of common stock outstanding on March 30, 2004. Unless otherwise indicated in the footnotes, the address of each of the individuals named below is: c/o Lexicon Genetics Incorporated, 8800 Technology Forest Place, The Woodlands, Texas 77381.

                                                                             BENEFICIAL OWNERSHIP
                                                      ------------------------------------------------------------------
                                                                                  SHARES ISSUABLE
                                                                               PURSUANT TO OPTIONS
                                                       NUMBER OF SHARES         EXERCISABLE WITHIN            PERCENTAGE
                                                      BENEFICIALLY OWNED     60 DAYS OF MARCH 30, 2004        OWNERSHIP
                                                      ------------------     -------------------------        ----------
Royce & Associates, LLC (1)...............                 7,815,400                         -                 12.3%
Robert C. McNair (2)......................                 5,949,400                         -                  9.4%
Mary H. Cain, James D. Weaver and
   William A. McMinn (3) .................                 5,561,091                     8,500                  8.8%
Baylor College of Medicine (4)............                 4,055,960                         -                  6.4%
Acqua Wellington
   Opportunity I Limited (5)..............                 3,500,000                         -                  5.5%
Arthur T. Sands, M.D., Ph.D. (6)..........                 1,032,300                 2,656,600                  5.6%
Julia P. Gregory (7)......................                    75,047                   586,895                  1.0%
Jeffrey L. Wade, J.D......................                     3,000                   601,579                     *
Brian P. Zambrowicz, Ph.D. ...............                         -                   977,517                  1.5%
Alan J. Main, Ph.D........................                         -                   330,588                     *
C. Thomas Caskey, M.D (8) ................                 1,683,200                   195,500                  3.0%
Sam L. Barker, Ph.D.......................                     7,000                    43,000                     *
Patricia M. Cloherty......................                         -                    38,000                     *
Robert J. Lefkowitz, M.D..................                         -                    31,000                     *
Alan S. Nies, M.D.........................                         -                     3,625                     *
All directors and executive officers
   as a group (6)(7)(8) (13 persons)......                 2,807,847                 6,140,008                 12.9%

------------------
* Represents beneficial ownership of less than 1 percent.

(1) Based upon a Schedule 13G filed with the SEC on February 4, 2004, reflecting the beneficial ownership of our common stock by Royce & Associates, LLC. The address for Royce & Associates, LLC is 1414 Avenue of the Americas, New York, New York 10019.

(2) Based upon a Schedule 13D filed with the SEC on July 18, 2003, reflecting the beneficial ownership of our common stock by RCM Financial Services, L.P. (4,250,000 shares), Cogene Biotech Ventures, L.P. (1,679,400 shares) and Palmetto Partners, Ltd. (20,000 shares). Mr. McNair has sole voting and investment power with respect to all of such shares. The address for Mr. McNair is 4400 Post Oak Parkway, Suite 1400, Houston, Texas 77027.

(3) Based upon a Schedule 13D/A filed with the SEC on January 2, 2004, reflecting the beneficial ownership of our common stock by the Estate of Gordon A. Cain (3,787,000 shares), the Gordon and Mary Cain Foundation (700,000 shares), Mr. Weaver (15,000 shares) and Mr. McMinn (1,059,091 shares). Mrs. Cain and Mr. Weaver are co-executors of the Estate of Gordon
     A. Cain and share investment power with respect to the shares held by it. The shares held by or issuable to the Estate of Gordon A. Cain are subject to a proxy granted to Mr. McMinn by Mr. Cain to vote these shares in the event of Mr. Cain's incapacity or death. The proxy will terminate upon the distribution of the shares from Mr. Cain's estate. Mr. McMinn disclaims beneficial ownership of these shares. Mrs. Cain is Chairman and Mr. Weaver is President of the Gordon and Mary Cain Foundation and share voting and investment power with respect to the shares held by it. The address for Mrs. Cain, Mr. Weaver and Mr. McMinn is c/o Gordon Cain and Associates, 8 Greenway Plaza, Suite 702, Houston, Texas 77046.

(4) Based upon a Schedule 13G/A filed with the SEC on January 7, 2004, reflecting the beneficial ownership of our common stock by Baylor College of Medicine and BCM Technologies Inc., a wholly owned subsidiary of Baylor College of Medicine. The number of shares beneficially owned includes 28,940 shares owned by BCM Technologies, Inc. The address of Baylor College of Medicine is One Baylor Plaza, T-128, Houston, Texas 77030-3498.

(5) Based upon a Schedule 13G filed with the SEC on January 9, 2004, reflecting the beneficial ownership of our common stock by Acqua Wellington Opportunity I Limited. The address for Acqua Wellington Opportunity I Limited is Shirlaw House, 87 Shirley Street, Nassau, Bahamas.

(6) The number of shares beneficially owned by Dr. Sands includes 60,000 shares held in the name of minor children and 817,500 shares owned by Sands Associates LP. The general partners of Sands Associates LP are ATS Associates, L.L.C., owned by Dr. Sands, and MES Associates, L.L.C., owned by Dr. Sands' wife.

(7) The number of shares beneficially owned by Ms. Gregory includes 6,647 shares held in the name of dependent children and trusts for their benefit of which she serves as a trustee.

(8) The number of shares beneficially owned by Dr. Caskey includes 1,679,400 shares owned by Cogene Biotech Ventures, L.P., of which Dr. Caskey is President and Chief Executive Officer. Dr. Caskey disclaims beneficial ownership of these shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires our directors and officers, and persons who own more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership of our common stock with the Securities and Exchange Commission. Directors, officers and greater than 10% stockholders are required by Securities and Exchange Commission regulations to furnish us with copies of all such forms that they file.

         To our knowledge, based solely on our review of the copies of such reports received by us and on written representations by certain reporting persons that no reports on Form 5 were required, we believe that during the fiscal year ended December 31, 2003, all Section 16(a) filing requirements applicable to our officers, directors and 10% stockholders were complied with in a timely manner.

                      EQUITY COMPENSATION PLAN INFORMATION

         The following table presents aggregate summary information as of December 31, 2003 regarding the common stock that may be issued upon exercise of options, warrants and rights under all of our existing equity compensation plans, including our 2000 Equity Incentive Plan, 2000 Non-Employee Directors' Stock Option Plan and Coelacanth Corporation 1999 Stock Option Plan.

                                               (a)                             (b)                              (c)
                                                                             WEIGHTED
                                                                          AVERAGE EXERCISE         NUMBER OF SECURITIES REMAINING
                                        NUMBER OF SECURITIES             PRICE PER SHARE OF     AVAILABLE FOR FUTURE ISSUANCE UNDER
                                    TO BE ISSUED UPON EXERCISE OF            OUTSTANDING             EQUITY COMPENSATION PLANS
                                        OUTSTANDING OPTIONS,             OPTIONS, WARRANTS      (EXCLUDING SECURITIES REFLECTED IN
        PLAN CATEGORY                   WARRANTS AND RIGHTS                   AND RIGHTS                      COLUMN (a))
----------------------------        -----------------------------        ------------------     ------------------------------------
Equity compensation plans
    approved by security
    holders (1) ...........               12,800,159                            $6.1460                   1,004,763 (3)(4)(5)
Equity compensation plans
    not approved by security
    holders (2) ...........                   89,012                             2.6747                          --
                                        ------------                             ------                   ---------
       Total...............               12,889,171                            $6.1220                   1,004,763

--------------------------
(1) Consists of shares of our common stock issued or remaining available for issuance under our 2000 Equity Incentive Plan and 2000 Non-Employee Directors' Stock Option Plan.

(2) Consists of shares of our common stock issuable upon the exercise of options granted under the Coelacanth Corporation 1999 Stock Option Plan, which we assumed in connection with our July 2001 acquisition of Coelacanth Corporation, but does not include warrants to purchase 16,483 shares of common stock at a weighted average exercise price of $11.93 per share, which we also assumed in connection with our acquisition of Coelacanth.

(3) Includes 535,763 shares available for future issuance under our 2000 Equity Incentive Plan, some or all of which may be awarded as stock bonuses.

(4) Our 2000 Equity Incentive Plan provides that on each January 1, the number of shares available for issuance under the plan will be automatically increased by the greater of (i) five percent of our outstanding shares on a fully-diluted basis or (ii) the number of shares that could be issued under awards granted under the plan during the prior year. Our Board of Directors may provide for a lesser increase in the number of shares available for issuance under the plan.

(5) Our 2000 Non-Employee Directors' Stock Option Plan provides that on the day following each annual meeting of stockholders, the number of shares available for issuance under the plan will be automatically increased by the greater of (i) 0.3% of our outstanding shares on a fully-diluted basis or (ii) the number of shares that could be issued under options granted under the plan during the prior year. Our Board of Directors may provide for a lesser increase in the number of shares available for issuance under the plan.

                               PROPOSAL NUMBER 1:
                              ELECTION OF DIRECTORS

         Our Board of Directors, which currently has six members, is divided or "classified" into three classes. Directors in each class are elected to hold office for a term ending on the date of the third annual meeting following the annual meeting at which they were elected. The current term of our Class I directors will expire at this annual meeting. The current terms of our Class II and Class III directors will expire at our 2005 and 2006 annual meetings of stockholders, respectively.

         The Board of Directors has nominated and urges you to vote for the election of the individuals identified below, who have been nominated to serve as Class I directors until our 2007 annual meeting of stockholders or until their successors are duly elected and qualified. Each of these individuals is a member of our present Board of Directors. Your signed proxy will be voted for the nominees named below unless you specifically indicate on the proxy that you are withholding your vote.

         It is our policy to encourage the members of our Board of Directors to attend all annual meetings of stockholders. Three members of our Board of Directors attended our 2003 annual meeting of stockholders.

NOMINEES FOR CLASS I DIRECTORS

         The following individuals are nominated for election as Class I directors:

                                                                                                   YEAR FIRST
           NAME                           AGE       POSITION WITH THE COMPANY                   BECAME A DIRECTOR
           ----                           ---       -------------------------                   -----------------
Robert J. Lefkowitz, M.D.                  61          Director (Class I)                              2001
Alan S. Nies, M.D.                         66          Director (Class I)                              2003

         Robert J. Lefkowitz, M.D. has been a director since February 2001 and a consultant to our company since March 2003. Dr. Lefkowitz is the James B. Duke Professor of Medicine, Professor of Biochemistry and a Howard Hughes Medical Institute investigator at Duke University Medical Center, where he has served on the faculty since 1973. He is a member of the National Academy of Sciences. Dr. Lefkowitz received his B.A. from Columbia University and his M.D. from Columbia University College of Physicians and Surgeons.

         Alan S. Nies, M.D. has been a director since November 2003 and Chairman of our Medical Advisory Board since March 2003. From 1992 through September 2002, Dr. Nies served in a series of senior management positions at Merck & Co. Inc., most recently as Senior Vice President, Clinical Sciences from 1999 to 2002. Prior to joining Merck, Dr. Nies spent fifteen years as Professor of Medicine and Pharmacology and Head of the Division of Clinical Pharmacology at the University of Colorado Health Sciences Center. Dr. Nies holds a B.S. from Stanford University and an M.D. from Harvard Medical School.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE FOREGOING NOMINEES FOR ELECTION AS CLASS I DIRECTORS.

CURRENT AND CONTINUING DIRECTORS

         The current directors of the Company are identified below:

             NAME                            AGE                  POSITION WITH THE COMPANY
             ----                            ---                  -------------------------
Arthur T. Sands, M.D., Ph.D.                  42     President and Chief Executive Officer and Director (Class III)
C. Thomas Caskey, M.D. (1) (3)                65     Chairman of the Board of Directors (Class III)
Sam L. Barker, Ph.D. (1) (2)                  61     Director (Class II)
Patricia M. Cloherty (1) (2)                  61     Director (Class II)
Robert J. Lefkowitz, M.D. (3)                 61     Director (Class I)
Alan S. Nies, M.D.                            66     Director (Class I)

------------------

(1)      Member of the Audit Committee

(2)      Member of the Compensation Committee

(3)      Member of the Corporate Governance Committee

         Information regarding the business experience of Dr. Lefkowitz and Dr. Nies is set forth above under the heading " -- Nominees for Class I Directors."

         Arthur T. Sands, M.D., Ph.D. co-founded our company and has been our President and Chief Executive Officer and a director since September 1995. From 1992 to September 1995, Dr. Sands served as an American Cancer Society postdoctoral fellow in the Department of Human and Molecular Genetics at Baylor College of Medicine, where he studied the function of the p53 gene in cancer formation and created the XPC knockout mouse, a model for skin cancer. He received his B.A. in Economics and Political Science from Yale University and his M.D. and Ph.D. from Baylor College of Medicine.

         C. Thomas Caskey, M.D. became Chairman of our Board of Directors in April 2000. Dr. Caskey has been President and Chief Executive Officer of Cogene Biotech Ventures, Ltd., a venture capital firm, since April 2000. He served as Senior Vice President, Research at Merck Research Laboratories, a division of Merck & Co., Inc., from 1995 to March 2000 and as President of the Merck Genome Research Institute from 1996 to March 2000. Before joining Merck, Dr. Caskey served 25 years at Baylor College of Medicine in a series of senior positions, including Chairman, Department of Human and Molecular Genetics and Director, Human Genome Center. He is a member of the National Academy of Sciences. Dr. Caskey serves as a director of Luminex Corporation and several private companies. He received his B.A. from the University of South Carolina and his M.D. from Duke University Medical School.

         Sam L. Barker, Ph.D. has been a director since March 2000. In March 2001, Dr. Barker co-founded Clearview Projects, Inc., a company engaged in providing partnering and transaction services to biopharmaceutical companies, and has served as its President and Chief Executive Officer since July 2003. Dr. Barker served in a series of senior domestic and international management positions at Bristol-Myers Squibb Company until his retirement in 1998. His positions at Bristol-Myers Squibb included service as Executive Vice President, Worldwide Franchise Management and Strategy during 1998, President, United States Pharmaceutical Group from 1995 to 1997 and President, United States Pharmaceuticals from 1992 to 1995. Dr. Barker received his B.S. from Henderson State College, his M.S. from the University of Arkansas and his Ph.D. from Purdue University.

         Patricia M. Cloherty has been a director since May 1998. Ms. Cloherty has served as Chairman of the United States Russia Investment Fund, established by the United States government to invest in Russian companies, since President Clinton appointed her to that position in 1995. In July 2003, Directors of the Fund also elected her to the position of Chief Executive Officer, a full-time position she currently holds in Moscow, Russia. From 1973 through 1999, she was General Partner of Patricof & Co. Ventures, Inc., an international venture capital company, and successively served as Senior Vice President, President and Co-Chairman of that company. Ms. Cloherty served as deputy administrator of the United States Small Business Administration from 1977 to 1978. She is past president and chairman of the National Venture Capital Association. Ms. Cloherty serves as a director of Tessera Technologies, Inc. and several private companies and philanthropies. She holds a B.A. from the San Francisco College for Women and an M.A. and an M.I.A. from Columbia University.

INDEPENDENCE OF THE BOARD OF DIRECTORS

         After reviewing all relevant transactions and relationships between each member of the Board of Directors (and his or her family) and us, our senior management and our independent auditors, the Board of Directors has affirmatively determined that C. Thomas Caskey, M.D., Sam L. Barker, Ph.D., Patricia M. Cloherty and Robert J. Lefkowitz, M.D. are "independent" in accordance with the applicable listing standards of The Nasdaq Stock Market, Inc., subject, in the case of Dr. Caskey, to confirmation that we have requested from The Nasdaq Stock Market as to our proper interpretation and application of its rules relating to the form of past compensation paid to Dr. Caskey for his service as the non-executive Chairman of our Board of Directors. Arthur T. Sands, M.D., Ph.D., our President and Chief Executive Officer, and Alan S. Nies, M.D., the Chairman of our Medical Advisory Board, are not "independent" within the meaning of such listing requirements.

BOARD COMMITTEES

         Audit Committee. Our audit committee monitors the integrity of our financial statements, reviews our internal accounting procedures and oversees the qualifications, independence and performance of our independent auditors. The current members of our audit committee are Sam L. Barker, Ph.D., Patricia M. Cloherty and C. Thomas Caskey, M.D. The Board of Directors, in its business judgment, has determined that Dr. Barker, Ms. Cloherty and Dr. Caskey are "independent" in accordance with the provisions of the Securities Exchange Act of 1934, including all rules and regulations promulgated thereunder. The Board of Directors has further determined that Dr. Barker, Ms. Cloherty and Dr. Caskey are "independent" in accordance with the applicable listing standards of The Nasdaq Stock Market, Inc., subject, in the case of Dr. Caskey, to confirmation that we have requested from The Nasdaq Stock Market as to our proper interpretation and application of its rules relating to the form of past compensation paid to Dr. Caskey for his service as the non-executive Chairman of our Board of Directors. The Board of Directors, in its business judgment, has also determined that Ms. Cloherty is an "audit committee financial expert" as defined in Item 401(h) of Regulation S-K.

         Compensation Committee. Our compensation committee evaluates the performance of management, determines the compensation of our executive officers and reviews general policy relating to compensation and benefits of our employees. The compensation committee also administers the issuance of stock options and other awards under our 2000 Equity Incentive Plan. The current members of the compensation committee are Patricia M. Cloherty and Sam L. Barker, Ph.D.

         Corporate Governance Committee. Our corporate governance committee identifies individuals qualified to become members of our Board of Directors, selects candidates or nominees for director positions to be filled by the Board of Directors or our stockholders and develops appropriate corporate governance principles. The corporate governance committee operates pursuant to a charter that was approved by the Board of Directors on February 11, 2004, a copy of which is attached to this proxy statement as Appendix A.

         The corporate governance committee has not established any specific minimum qualifications for membership on our Board of Directors. Rather, the committee will generally consider all relevant factors, which may include independence, experience, diversity, leadership qualities and strength of character. The corporate governance committee uses its available network of contacts when compiling a list of potential director candidates and may also engage outside consultants when appropriate. The committee also considers potential director candidates recommended by stockholders and other parties and all potential director candidates are evaluated based on the above criteria. Because the corporate governance committee makes no distinction in its evaluation of candidates based on whether such candidates are recommended by stockholders or other parties, no formal policy or procedure has been established for the consideration of director candidates recommended by stockholders.

         Any stockholder wishing to propose a potential director candidate may submit a recommendation in writing within the timeframe specified in our bylaws. All such communications should be sent to 8800 Technology Forest Place, The Woodlands, Texas 77381, Attn: Corporate Governance Committee. Submissions should include the full name of the proposed candidate and a detailed description of the candidate's qualifications, business experience and other relevant biographical information.

         The current members of the corporate governance committee are C. Thomas Caskey, M.D. and Robert J. Lefkowitz, M.D. The Board of Directors, in its business judgment, has determined that Dr. Caskey and Dr. Lefkowitz are "independent" in accordance with the applicable listing standards of The Nasdaq Stock Market, Inc., subject, in the case of Dr. Caskey, to confirmation that we have requested from The Nasdaq Stock Market as to our proper interpretation and application of its rules relating to the form of past compensation paid to Dr. Caskey for his service as the non-executive Chairman of our Board of Directors.

BOARD AND COMMITTEE MEETINGS IN 2003

         The Board of Directors met seven times in 2003. The audit committee met six times and the compensation committee met four times and took certain additional actions by unanimous written consent in 2003. The corporate governance committee was formed in 2004 and did not hold any meetings in 2003. During 2003, none of our directors attended fewer than 75 percent of the meetings of the Board of Directors or committees during the period served.

DIRECTOR COMPENSATION

         Each director other than Arthur T. Sands, M.D., Ph.D. and C. Thomas Caskey, M.D. currently receives a fee of $2,000 for each meeting of the Board of Directors that he or she attends in person, and $500 for each committee meeting (other than a committee meeting held at the same time as a meeting of the full Board of Directors) or telephonic meeting of the Board of Directors in which he or she participates. Dr. Sands does not receive additional compensation for his service as a director. Dr. Caskey receives payment of $150,000 per year for his service as Chairman of our Board of Directors. Dr. Nies receives payment of $75,000 per year for his service as Chairman of our Medical Advisory Board. All directors are reimbursed for expenses in connection with attendance at Board of Directors and committee meetings.

         Our 2000 Non-Employee Directors' Stock Option Plan provides for the automatic grant of options to purchase shares of common stock to our directors who are not employees. Non-employee directors first elected after the closing of our initial public offering receive an initial option to purchase 30,000 shares of common stock. In addition, all non-employee directors receive an annual option to purchase 6,000 shares of common stock. All options granted under the non-employee directors' plan have an exercise price equal to the fair market value of our common stock on the date of grant.

         In February 2003, in connection with his appointment as Chairman of our Medical Advisory Board, Dr. Nies received an option under our 2000 Equity Incentive Plan to purchase 2,500 shares of common stock at an exercise price of $4.06 per share, the fair market value of our common stock on the date of grant as determined in accordance with the plan. At the time of our annual meeting of stockholders in May 2003, Dr. Caskey received an option under our 2000 Equity Incentive Plan to purchase 8,000 shares of common stock at an exercise price of $5.00 per share, the fair market value of our common stock on the date of grant as determined in accordance with the plan. Also at the time of our annual meeting of stockholders in May 2003, each of Dr. Barker, Ms. Cloherty and Dr. Lefkowitz received options under the 2000 Non-Employee Directors' Stock Option Plan to purchase 6,000 shares of common stock at an exercise price of $5.00 per share, the fair market value of our common stock on the date of grant as determined in accordance with the plan. In November 2003, in connection with his election as a director, Dr. Nies received an initial option under the 2000 Non-Employee Directors' Stock Option Plan to purchase 30,000 shares of common stock at an exercise price of $5.35 per share, the fair market value of our common stock on the date of grant as determined in accordance with the plan.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

         We believe that our stockholders are currently provided a reasonable means to communicate with our Board of Directors or individual directors. As a result, our Board of Directors has not established a formal process for stockholders to send communications to the Board of Directors or individual directors. However, the corporate governance committee will consider, from time to time, whether adoption of a formal process for such stockholder communications has become necessary or appropriate. Stockholders may send communications to the Board of Directors or individual directors by mail at 8800 Technology Forest Place, The Woodlands, Texas 77381, Attn: Board of Directors.

CODE OF BUSINESS CONDUCT AND ETHICS

         We have adopted a code of business conduct and ethics that applies to all of our directors, officers and employees, the text of which appears on our website at www.lexicon-genetics.com under the caption "Investor Relations." We intend to disclose on our website the nature of any amendment to or waiver from our code of business conduct and ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions within five business days following the date of such amendment or waiver. In the case of any such waiver, including an implicit waiver, we also intend to disclose the name of the person to whom the waiver was granted and the date of the waiver.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During 2003, Patricia M. Cloherty and Sam L. Barker, Ph.D. served as members of the compensation committee of our Board of Directors. No member of the compensation committee serves as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving as a member of our board of directors or compensation committee.

                               PROPOSAL NUMBER 2:
             RATIFICATION AND APPROVAL OF 2000 EQUITY INCENTIVE PLAN

         We use stock option awards as a part of our overall compensation program in order to align the long-term interests of our employees with those of our stockholders. These awards are made principally under our 2000 Equity Incentive Plan, the purpose of which is to secure and retain the services of employees, directors and consultants, and to provide them with incentives to exert maximum efforts for the company's success, by giving them the opportunity through the granting of stock awards to benefit from increases in the value of our common stock.

         The predecessor to the 2000 Equity Incentive Plan, our 1995 Stock Option Plan, was first adopted by our Board of Directors and approved by our stockholders on September 13, 1995. The current plan, which amended and restated the 1995 Stock Option Plan, was adopted by our Board of Directors on February 3, 2000 and approved by our stockholders on March 15, 2000, prior to our April 2000 initial public offering.

         We are asking that stockholders ratify and approve the 2000 Equity Incentive Plan so that grants under the plan will remain exempt from a cap on deductible compensation imposed by Section 162(m) of the Internal Revenue Code of 1986. Section 162(m) of the Internal Revenue Code places a $1 million cap on the deductible compensation that can be paid to certain executives of publicly-traded corporations. Amounts that qualify as "performance based" compensation under Section 162(m)(4)(c) of the Internal Revenue Code are exempt from the cap and do not count toward the $1 million limit. Generally, stock options granted under a plan approved by stockholders will qualify as performance based compensation. If a plan is approved by stockholders prior to the initial public offering of a corporation's common stock, however, as was the case with our 2000 Equity Incentive Plan, options granted after the first annual meeting of stockholders after the close of the third calendar year following the calendar year in which the initial public offering was completed will not qualify as performance based compensation, and thus will not be exempt from the cap on the tax deductibility of compensation imposed by Section 162(m) of the Internal Revenue Code, unless the corporation's stockholders again ratify the plan at a meeting held subsequent to the initial public offering.

         Because our 2000 Equity Incentive Plan was approved by our stockholders prior to the initial public offering of our common stock, stock options granted under the plan prior to the May 19, 2004 date of our annual meeting qualify as performance based compensation exempt from the Section 162(m) cap. Stock options granted under the 2000 Equity

Incentive Plan after May 19, 2004 will not qualify as performance based compensation exempt from the Section 162(m) cap unless stockholders ratify the plan at the annual meeting.

         The terms of the 2000 Equity Incentive Plan are summarized below. The complete text of the plan is set forth in Appendix B to this proxy statement.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION AND APPROVAL OF THE 2000 EQUITY INCENTIVE PLAN.

ADMINISTRATION OF THE PLAN

         The plan is administered by the Board of Directors, or a committee appointed by the Board, which determines recipients and types of options and other awards to be granted, including number of shares under the option or other award and when options may be exercised. The compensation committee of the Board of Directors presently administers the plan.

AWARDS UNDER THE PLAN

         The 2000 Equity Incentive Plan permits the following types of awards:

                  -        incentive stock options;

                  -        nonstatutory stock options;

                  -        stock bonuses; and

                  -        rights to acquire restricted stock.

         Stock options and other awards granted under the plan are evidenced by agreements that specify the terms and conditions under which they are granted. All stock options and other awards granted under the plan are subject to the terms and conditions contained in the applicable agreement and the plan.

ELIGIBILITY

         Awards other than incentive stock options may be granted to employees, directors and consultants. Incentive stock options may be granted only to employees. As of April 1, 2004, approximately 657 persons were eligible to participate in the plan, including approximately 639 employees, six directors and 13 consultants.

SHARES SUBJECT TO THE PLAN

         We initially reserved an aggregate of 11,250,000 shares of our common stock for issuance under the 2000 Equity Incentive Plan. On January 1 of each year for ten years, beginning in 2001, the number of shares reserved for issuance under the plan automatically increases by the greater of:

                  - 5% of our outstanding shares on a fully-diluted basis; or

                  - that number of shares that could be issued under awards granted under the plan during the prior year.

         The Board of Directors may provide for a smaller annual increase in the number of shares reserved for issuance under the plan, however, and the total number of shares reserved for issuance under the plan may not exceed 30,000,000 shares over the ten-year period. The Board of Directors has limited the increase on the number of shares reserved for issuance under the plan in each of the last four years. Currently, there are 17,000,000 shares of our common stock reserved for issuance under the plan.

         If any award expires, lapses, or is terminated or forfeited for any reason, the shares subject to that award will continue to be available for the grant of awards under the plan. Common stock issued as or on the exercise of awards under the plan may be either authorized and unissued shares or reacquired shares.

         As of April 1, 2004, there were options outstanding under the plan to purchase a total of 13,507,607 shares of our common stock. After accounting for shares that had been issued upon the exercise of options, 1,198,131 shares remained available for issuance of new options or awards under the plan at that date.

STOCK OPTIONS

         The stock options granted under the 2000 Equity Incentive Plan are evidenced by agreements that specify the number of shares of our common stock which may be purchased at a certain specified price and contain other terms and conditions, such as vesting and termination provisions. All stock options granted under the plan are subject to the terms and conditions contained in the applicable stock option agreement and the plan.

Expiration and Termination

         The term of each stock option is stated in the applicable stock option agreement. In no event, however, may a stock option be exercised more than ten years after the date the option is granted. In the case of an incentive stock option granted to a 10% stockholder, the maximum term is five years from the date the option is granted.

Option Exercise Price

         The exercise price of stock options awarded under the 2000 Equity Incentive Plan is determined by the plan administrator at the time the stock option is awarded. In general, incentive stock options will have an exercise price of 100% or more of the fair market value of our common stock on the date of grant. Nonstatutory stock options may have an exercise price as low as 85% of fair market value on the date of grant. We have not awarded any stock options to date with exercise prices below 100% of fair market value on the date of grant.

         The fair market value of a share of common stock on a particular date is equal to the previous day's closing sales price (or the closing bid price, if no sales were reported) of the common stock if the common stock is listed on any established stock exchange or traded on the Nasdaq Stock Market. If there is no regular public trading market for the common stock, the fair market value of the common stock is determined by the Board of Directors.

Consideration for Exercise of Options

         The consideration to be paid for shares to be issued upon exercise of a stock option, including the method of payment, shall be determined by the administrator (and, in the case of an incentive stock option, shall be determined at the time of grant) and may consist entirely of (1) cash or (2), at the discretion of the Board of Directors, (x) by delivery of other common stock (which must have been held at least six months), (y) according to a deferred payment or other similar arrangement or (z) in any other form of legal consideration acceptable to the Board.

STOCK BONUS AWARDS AND RESTRICTED STOCK AWARDS

         The terms and provisions of stock bonus awards and restricted stock awards shall be as set forth in the grant instrument. A stock bonus may be awarded in consideration for past services actually rendered to the company. The purchase price for a restricted stock award shall be as the administrator shall determine, but not less than 85% of the fair market value on the date the award is granted or the date the purchase is consummated. Shares awarded under a stock bonus or restricted stock award may, but need not be subject to a repurchase right on behalf of the Company in accordance with a vesting schedule in the event the participant's employment is terminated.

         We have not made any stock bonus awards and have made restricted stock awards of 17,973 shares under the plan to date.

OTHER PROVISIONS

Limits on Transfer of Awards

         In general, plan participants may not sell, pledge, assign, transfer or otherwise dispose of any stock options or other awards other than by will or the laws of descent or distribution and the plan participant alone may exercise his stock options or other awards during his lifetime. Awards other than incentive stock options granted on or after April 7, 2000 may be transferred only if permitted under the agreement that evidences the terms of the award.

Adjustments on Changes in Capital Structure or on Change of Control

         If we effect a stock split, reverse stock split, stock dividend, redemption, combination, reclassification or other similar change affecting our capital stock, adjustments reflecting the change will be made in (1) the aggregate number of shares of common stock authorized for issuance under the plan; (2) the number of shares underlying each outstanding award; and (3) if applicable, the price per share of each award.

         If a change in control transaction shall occur, the surviving or acquiring corporation shall assume all awards or provide a substitute similar award. If the surviving or acquiring corporation refuses to so provide such assumption or substitution, then awards held by those participants whose employment has not been terminated will be accelerated in full and the awards will subsequently terminate if not exercised. Any other awards outstanding under the plan will terminate if not exercised (if applicable) prior to the event.

Amendment or Termination of the Plan

         The Board may at any time amend, alter, suspend or discontinue the 2000 Equity Incentive Plan but no amendment, alteration, suspension or discontinuation which would impair your rights under any previous grant may be made without your consent.

Term of the Plan

         No stock options or other awards may be granted under the 2000 Equity Incentive Plan after February 3, 2010.

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

         The following is a brief summary of certain of the federal income tax consequences of certain transactions under the 2000 Equity Incentive Plan based on current federal income tax laws. This summary is not intended to be exhaustive and does not describe state or local tax consequences. Additional or different federal tax consequences to the employee, director or consultant or to our company may result depending on considerations other than those described below.

Nonstatutory Stock Options

         In general, optionholders will not recognize any taxable income at the time they are granted nonstatutory stock options. When an optionholder exercises a nonstatutory stock option, he or she will recognize ordinary income measured by the excess of the then fair market value of the shares over the exercise price and we will be entitled to a deduction for a corresponding amount. Different rules apply to options that have a "readily ascertainable fair market value," as that phrase is defined in regulations promulgated under Section 83 of the Internal Revenue Code of 1986.

         When an optionholder sells or otherwise disposes of shares that were acquired by exercising nonstatutory stock options, any amount that the optionholder receives in excess of the sum of (1) the exercise price of the shares as of the date of exercise and (2) the amount includable in income with respect to such option, if any, such sum being the optionholder's "basis" in the shares, will, in general, be treated as a long-term or short-term capital gain, depending on the holding period of the shares. We are not entitled to any tax deduction in connection with an optionholder's sale or disposition of the shares. If an optionholder receives less than his or her basis in the shares, the loss will, in general, be treated as a long-term or short-term capital loss, depending on the holding period of the shares.

Incentive Stock Options

         Optionholders will not be taxed on the grant or exercise of an incentive stock option that qualifies under Section 422 of the Internal Revenue Code, unless an alternative minimum tax liability is triggered. When an optionholder sells or otherwise makes a taxable disposition of shares that he or she acquired by exercising an incentive stock option, the optionholder will recognize a capital gain on the excess of the amount realized on disposition over the exercise price of the incentive stock option, provided that the optionholder has not disposed of the shares until at least two years after the date the option was granted and one year after the date the optionholder exercised the option. Failure to comply with these holding requirements will result in ordinary income treatment for the gain. Unless the optionholder disposes of shares received on exercise of the incentive stock option before meeting the applicable holding period requirements, we will not be entitled to a deduction with respect to the grant or exercise of the incentive stock option.

         In the event an optionholder makes a "disposition" of the shares received on exercise of an incentive stock option before meeting the two-year or one-year holding period requirements, the gain on the disposition, to the extent of the lesser of (1) the excess of the fair market value of the shares on the date of exercise over the exercise price or (2) the excess of the amount realized on disposition over the exercise price, will be treated as ordinary income to the optionholder, and we will generally be entitled to a corresponding deduction. The balance of the gain, if any, realized on such a disposition will be treated as long-term or short-term capital gain, depending on the holding period of the shares. To the extent that an optionholder is entitled to capital gains treatment, we will not be entitled to a corresponding deduction for such gain. If the amount realized at the time of the disposition is less than the exercise price, the optionholder will not be required to treat any amount as ordinary income, provided the disposition is of a type that would give rise to a recognizable loss. In such event, the loss will be treated as a long-term or short-term capital loss depending on the holding period of the shares.

Stock Bonus Awards

         In general, if an individual receives a stock bonus award, he or she will be taxed on the fair market value of the shares on the date the shares are issued. We will be generally entitled to a deduction for a corresponding amount. If, upon a taxable disposition of the shares, the stockholder receive more or less than his or her basis in the shares, the gain or loss will be a long-term or short-term capital gain or loss, depending on the holding period of the shares, measured from the date that the receipt of the shares was taxable to the stockholder.

Restricted Stock Awards

         In general, an individual will not recognize any taxable income at the time he or she is granted an award of restricted stock, but upon the lapse of the restrictions applicable to such award (i.e., when the shares subject to the award are issued as either vested or transferable shares), that person will recognize ordinary income equal to the fair market value of the shares on the date the restrictions on the award lapsed, and we will be entitled to a deduction for a corresponding amount. If the stockholder sells or otherwise disposes of such shares in a taxable disposition, the sale or disposition will be subject to the same treatment described above for a taxable disposition of shares acquired upon an exercise of a nonstatutory stock option.

         The foregoing summary does not constitute a definitive statement of the federal income tax effects of awards granted under the Plan.

                               PROPOSAL NUMBER 3:
                RATIFICATION AND APPROVAL OF INDEPENDENT AUDITORS

         The Board of Directors has appointed the firm of Ernst & Young LLP as our independent auditors to make an examination of our accounts for the fiscal year ending December 31, 2004, subject to ratification by our stockholders. Representatives of Ernst & Young LLP, are expected to be present at the annual meeting, will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION AND APPROVAL OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

COMPENSATION OF INDEPENDENT AUDITORS

         The following table presents the estimated aggregate fees billed and to be billed by Ernst & Young LLP for services performed during our last two fiscal years.

                                                                  YEARS ENDED DECEMBER 31,
                                                               -----------------------------
                                                                  2003                2002
                                                               -----------         ---------
Audit fees(1)............................................      $   194,180         $  176,000
Audit-related fees(2) ...................................           40,255             17,282
Tax fees(3)..............................................           33,800             32,309
All other fees(4)........................................               --                 --
                                                               -----------         ----------
                                                               $   268,235         $  225,591
                                                               ===========         ==========

         (1) "Audit fees" include professional services rendered for (i) the audit of our annual financial statements for the fiscal years ended December 31, 2002 and 2003, (ii) the reviews of the financial statements included in our quarterly reports on Form 10-Q for such years and (iii) the issuance of consents and other matters relating to registration statements filed by us.

         (2) "Audit-related fees" include assurance or related services reasonably related to our audit for the fiscal years ended December 31, 2002 and 2003. These fees related to the audit of the financial statements of our 401(k) plan and consultation concerning financial accounting and reporting standards.

         (3) "Tax fees" include professional services related to the preparation of our tax returns, tax planning and other tax advice for the fiscal years ended December 31, 2002 and 2003.

         (4) "All other fees" include products and services other than those disclosed as Audit fees, Audit-related fees and Tax fees.

         The audit committee approved all the fees described above. As part of its duties, the audit committee has determined that the provision by Ernst & Young LLP of the non-audit services described above is compatible with maintaining the auditors' independence.

Pre-Approval Policies and Procedures

         The audit committee has adopted policies and procedures requiring the pre-approval of all audit and non-audit services rendered by our independent auditors, either as part of the audit committee's approval of the scope of the engagement of the independent auditors or on a case-by-case basis before the independent auditors are engaged to provide each service. The audit committee's pre-approval authority may be delegated to one or more of its members, but any pre-approval decision must be reported to the full audit committee at its next regularly scheduled meeting.

CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

         On March 26, 2002, the Board of Directors and its audit committee dismissed Arthur Andersen LLP as our independent public accountants and engaged Ernst & Young LLP to serve as our independent public accountants for the fiscal year ending December 31, 2002, subject to stockholder ratification.

         Arthur Andersen's reports on our consolidated financial statements for each of the fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the fiscal years ended December 31, 2001 and 2000 and through the date of the Board of Directors' decision, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on our consolidated financial statements for such years; and there were no reportable events as defined in
Item 304(a)(1)(v) of Regulation S-K.

         During the fiscal years ended December 31, 2001 and 2000 and through the date of the Board of Directors' decision, we did not consult Ernst & Young with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

         The role of the audit committee is to assist the Board of Directors in its oversight of our financial reporting process. The audit committee reviews our internal accounting procedures and consults with, and reviews the services provided by, our independent auditors. The committee operates pursuant to a charter that was last amended and restated by the Board of Directors on February 11, 2004, a copy of which is attached to this proxy statement as Appendix C.

         The management of our company is responsible for the preparation, presentation and integrity of our financial statements, our accounting and financial reporting principles and internal controls and procedures designed to assure compliance with the accounting standards and applicable laws and regulations. Our independent auditors are responsible for auditing our financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

         In the performance of its oversight function, the audit committee has considered and discussed the audited financial statements with management and our independent auditors. The committee has also discussed with our independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. Finally, the committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the independent auditors their independence.

         Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the audit committee referred to in the audit committee charter, the committee recommended to the Board of Directors that the audited financial statements be included in our annual report on Form 10-K for the year ended December 31, 2003.

                                 AUDIT COMMITTEE

                              Sam L. Barker, Ph.D.
                              Patricia M. Cloherty
                             C. Thomas Caskey, M.D.

         The foregoing report of the audit committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

                             EXECUTIVE COMPENSATION

EXECUTIVE OFFICERS

         The executive officers of the Company and their ages and positions are listed below.

                  NAME                             AGE                    POSITION WITH THE COMPANY
-------------------------------------------        ---     ---------------------------------------------------------
Arthur T. Sands, M.D., Ph.D. ..............         42     President and Chief Executive Officer and Director
Julia P. Gregory ..........................         51     Executive Vice President, Corporate Development and Chief
                                                           Financial Officer
Jeffrey L. Wade, J.D. .....................         39     Executive Vice President and General Counsel
Brian P. Zambrowicz, Ph.D..................         41     Executive Vice President of Research
Walter F. Colbert .........................         54     Senior Vice President of Human Resources and Corporate
                                                           Services
Lance K. Ishimoto, Ph.D., J.D. ............         44     Senior Vice President of Intellectual Property
Alan J. Main, Ph.D. .......................         50     Senior Vice President, Lexicon Pharmaceuticals
James R. Piggott, Ph.D. ...................         49     Senior Vice President of Pharmaceutical Biology

         Information regarding the business experience of Dr. Sands is set forth above under the heading "Election of Directors -- Nominees for Class I Directors."

         Julia P. Gregory has been our Executive Vice President, Corporate Development and Chief Financial Officer since August 2003 and served as our Executive Vice President and Chief Financial Officer from February 2000 until August 2003. From 1998 to February 2000, Ms. Gregory served as the Head of Investment Banking for Punk, Ziegel & Company, a specialty investment banking firm focusing on technology and healthcare and, from 1996 to February 2000, as the Head of the firm's Life Sciences practice. From 1980 to 1996, Ms. Gregory was an investment banker, primarily with Dillon, Read & Co., Inc., where she represented life sciences companies beginning in 1986. Ms. Gregory is a member of the board of directors and the scientific advisory board of the Estee Lauder Foundation's Institute for the Study of Aging, Inc. and a member of The International Council for George Washington University's Elliott School of International Affairs. She received her B.A. in International Affairs from George Washington University and her M.B.A. from the Wharton School of the University of Pennsylvania.

     Jeffrey L. Wade, J.D. has been our Executive Vice President and General Counsel since February 2000 and was our Senior Vice President and Chief Financial Officer from January 1999 to February 2000. From 1988 through December 1998, Mr. Wade was a corporate securities and finance attorney with the law firm of Andrews & Kurth L.L.P., for the last two years as a partner, where he represented companies in the biotechnology, information technology and energy industries. Mr. Wade is a member of the boards of directors of the Texas Healthcare and Bioscience Institute and the Texas Life Sciences Foundation. He received his B.A. and J.D. from The University of Texas.

     Brian P. Zambrowicz, Ph.D. has been our Executive Vice President of Research since August 2002. Dr. Zambrowicz served as our Senior Vice President of Genomics from February 2000 to August 2002, Vice President of Research from January 1998 to February 2000 and Senior Scientist from April 1996 to January 1998. From 1993 to April 1996, Dr. Zambrowicz served as a National Institutes of Health, or NIH, postdoctoral fellow at The Fred Hutchinson Cancer Center in Seattle, Washington, where he studied gene trapping and gene targeting technology. Dr. Zambrowicz received his B.S. in Biochemistry from the University of Wisconsin. He received his Ph.D. from the University of Washington, where he studied tissue-specific gene regulation using transgenic mice.

     Walter F. Colbert has been our Senior Vice President of Human Resources and Corporate Services since May 2002. Mr. Colbert served as our Vice President of Human Resources from December 2000 to May 2002. From September 1997 to December 2000, Mr. Colbert was Vice President, Human Resources and Public Affairs at the Sony Technology Center -- San Diego of Sony Electronics Inc. From September 1995 to September 1997, Mr. Colbert served as Vice President, Human Resources for The NutraSweet Kelco Company, Monsanto Company's food ingredients business unit. From 1976 through September 1995, Mr. Colbert served in a variety of human resources positions in the United States and Europe with Ford Motor Company and Monsanto Company. He received his B.A. in Political Science from Stanford University and his M.A. in International Affairs from The Fletcher School of Law and Diplomacy at Tufts University.

         Lance K. Ishimoto, J.D., Ph.D. has been our Senior Vice President of Intellectual Property since February 2004. Dr. Ishimoto served as our Vice President of Intellectual Property from July 1998 to February 2004. From 1994 to July 1998, Dr. Ishimoto was a biotechnology patent attorney at the Palo Alto, California office of the law firm of Pennie & Edmonds LLP. Dr. Ishimoto received his B.A. and Ph.D. from the University of California at Los Angeles, where he studied molecular mechanisms of virus assembly and the regulation of virus ultrastructure. After receiving his Ph.D., Dr. Ishimoto served as an NIH postdoctoral fellow at University of Washington School of Medicine. He received his J.D. from Stanford University.

         Alan J. Main, Ph.D. has been our Senior Vice President, Lexicon Pharmaceuticals since July 2001. Dr. Main was President and Chief Executive Officer of Coelacanth Corporation, a leader in using proprietary chemistry technologies to rapidly discover new chemical entities for drug development, from January 2000 until our acquisition of Coelacanth in July 2001. Dr. Main was formerly Senior Vice President, United States Research at Novartis Pharmaceuticals Corporation, where he worked for 20 years before joining Coelacanth. Dr. Main holds a B.Sc. from the University of Aberdeen, Scotland and a Ph.D. in Organic Chemistry from the University of Liverpool, England and completed postdoctoral studies at the Woodward Research Institute.

         James R. Piggott, Ph.D. has been our Senior Vice President of Pharmaceutical Biology since January 2000. From 1990 through October 1999, Dr. Piggott worked for ZymoGenetics, Inc., a subsidiary of Novo Nordisk, a company focused on the discovery, development and commercialization of therapeutic proteins for the treatment of human disease, most recently as Senior Vice President-Research Biology from 1997 to October 1999. Dr. Piggott's pharmaceutical research experience also includes service at the Smith Kline & French Laboratories Ltd. unit of SmithKline Beecham plc and the G.D. Searle & Co. unit of Monsanto Company. Dr. Piggott received his B.A. and Ph.D. from Trinity College, Dublin.

SUMMARY COMPENSATION TABLE

         The following table presents summary information for the years ended December 31, 2003, 2002 and 2001 regarding the compensation of each of our five most highly compensated executive officers.

                                                                                            LONG-TERM
                                                                                           COMPENSATION
                                                                    ANNUAL COMPENSATION       AWARDS
                                                                   ----------------------   SECURITIES
                                                                                            UNDERLYING      ALL OTHER
                  NAME AND POSITION                        YEAR      SALARY      BONUS       OPTIONS     COMPENSATION(1)
------------------------------------------------------     ----    ----------  ----------  ------------  ---------------
Arthur T. Sands, M.D., Ph.D. (2)......................     2003    $  432,000  $  309,536       135,000    $    6,022
   President, Chief Executive Officer and Director         2002    $  429,333  $  243,675       170,000    $    5,600
                                                           2001    $  400,000  $  250,000       100,000    $   79,644

Julia P. Gregory......................................     2003    $  286,000  $  126,215        72,000    $    5,711
   Executive Vice President, Corporate Development         2002    $  283,833  $   86,800        90,000    $    5,600
    and Chief Financial Officer                            2001    $  260,000  $  125,000        60,000    $    5,680

Jeffrey L. Wade, J.D. ................................     2003    $  266,250  $  100,630        54,000    $    5,631
   Executive Vice President and General Counsel            2002    $  264,896  $   70,100        65,000    $    5,600
                                                           2001    $  250,000  $   85,000        50,000    $    5,730

Brian P. Zambrowicz, Ph.D.............................     2003    $  285,000  $  109,140        63,000    $    5,674
   Executive Vice President of Research                    2002    $  276,858  $   80,200        75,000    $    5,600
                                                           2001    $  250,000  $  100,000        50,000    $    5,730

Alan J. Main, Ph.D. (3) ..............................     2003    $  297,045  $   83,780        54,000    $    5,674
   Senior Vice President, Lexicon Pharmaceuticals          2002    $  296,208  $  186,700        15,000    $    5,440
                                                           2001    $  145,235  $  168,050       349,001    $      592

(1) Other compensation during 2003, 2002 and 2001 includes the following amounts in respect of company matching contributions under our 401(k) plan and company-paid premiums for group term life insurance. In addition, other compensation in 2001 includes company-paid premiums paid under a split-dollar life insurance arrangement for Dr. Sands.

                                                                   COMPANY-PAID
                                                     COMPANY        GROUP TERM     COMPANY-PAID
                                                      401(k)           LIFE        SPLIT-DOLLAR
                                                     MATCHING        INSURANCE    LIFE INSURANCE
                                         YEAR      CONTRIBUTION      PREMIUMS        PREMIUMS
                                         ----      ------------    ------------   --------------
Arthur T. Sands, M.D., Ph.D. ........    2003       $     5,000      $    1,022     $     --
                                         2002       $     5,000      $      600     $     --
                                         2001       $     5,250      $      480     $ 73,914

Julia P. Gregory.....................    2003       $     5,000      $      711     $     --
                                         2002       $     5,000      $      600     $     --
                                         2001       $     5,200      $      480     $     --

Jeffrey L. Wade, J.D.................    2003       $     5,000      $      631     $     --
                                         2002       $     5,000      $      600     $     --
                                         2001       $     5,250      $      480     $     --

Brian P. Zambrowicz, Ph.D............    2003       $     5,000      $      674     $     --
                                         2002       $     5,000      $      600     $     --
                                         2001       $     5,250      $      480     $     --

Alan J. Main, Ph.D...................    2003       $     5,000      $      674     $     --
                                         2002       $     5,000      $      440     $     --
                                         2001       $       592      $       --     $     --

     The company-paid life insurance premiums in the foregoing table reflect payments for group term life policies maintained for the benefit of all employees, with the exception of the additional premiums paid in 2001 under a split-dollar life insurance arrangement for Dr. Sands under his employment agreement with us. Upon the death of Dr. Sands, we will receive cash under the policy in an amount equal to the aggregate premiums we paid for the policy, and the balance of the proceeds will be paid to the trust that is the beneficiary of the policy.

(2) The amount reflected as bonus compensation for Dr. Sands in 2003 and 2002 includes bonus payments to Dr. Sands of $59,706 and $61,375, respectively, to enable him to make, for his own account, the minimum premium payments required for him to maintain the split-dollar life insurance arrangement under his employment agreement with us. Unlike the premiums we paid under the policy in 2001, we will not receive any cash under the policy upon Dr. Sands' death in respect of such bonus amount or the premiums paid by Dr. Sands, for his own account, under such policy.

(3) Dr. Main joined us in July 2001 in connection with our acquisition of Coelacanth Corporation. His base salary for 2001 reflects compensation at an annualized rate of $287,000 for the portion of the year, following the completion of such acquisition, that he was an employee. The amount reflected as bonus compensation for Dr. Main in 2002 and 2001 includes retention bonus payments, each in the amount of $125,000, in July 2002 and July 2001, respectively, under an arrangement entered into in connection with our acquisition of Coelacanth Corporation.

OPTION GRANTS IN 2003

         The following table presents each grant of stock options in 2003 to the individuals named in the summary compensation table.

                                                  PERCENTAGE
                                                   OF TOTAL                               POTENTIAL REALIZABLE VALUE
                                     NUMBER OF     OPTIONS                                AT ASSUMED ANNUAL RATES
                                    SECURITIES     GRANTED      EXERCISE                  OF STOCK PRICE APPRECIATION
                                    UNDERLYING        TO         PRICE                           FOR OPTION TERM
                                      OPTIONS     EMPLOYEES       PER       EXPIRATION    ---------------------------
            NAME                      GRANTED      IN 2003       SHARE         DATE          5%                10%
----------------------------        ----------    ----------    --------    ----------    --------           --------
Arthur T. Sands, M.D., Ph.D.          135,000         7.3%       $3.90      2/14/2013     $331,113           $839,105
Julia P. Gregory                       72,000         3.9%       $3.90      2/14/2013     $176,594           $447,523
Jeffrey L. Wade, J.D.                  54,000         2.9%       $3.90      2/14/2013     $132,445           $335,642
Brian P. Zambrowicz, Ph.D.             63,000         3.4%       $3.90      2/14/2013     $154,519           $391,583
Alan J. Main, Ph.D.                    54,000         2.9%       $3.90      2/14/2013     $132,445           $335,642

         The exercise price of each of the options in the foregoing table was equal to the fair market value of our common stock as determined by our Board of Directors on the date of grant. The exercise price for each option may be paid in cash, promissory notes, in shares of our common stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares.

         The potential realizable value of these options is calculated based on the ten-year term of the option at the time of grant. Stock price appreciation of 5% and 10% is assumed pursuant to rules promulgated by the Securities and Exchange Commission and does not represent our prediction of our stock price performance.

         Percentages shown under "Percentage of Total Options Granted to Employees in 2003" are based on an aggregate of 1,843,400 options granted to our employees under our 2000 Equity Incentive Plan during 2003.

AGGREGATED OPTION EXERCISES IN 2003 AND OPTION VALUES AT DECEMBER 31, 2003

         The following table presents information about:

                  - option exercises in 2003 by each of the individuals listed in the summary compensation table; and

                  - the number and value of the shares of common stock underlying unexercised options that are held by each of the individuals listed in the summary compensation table as of December 31, 2003.

         Amounts shown under the column "Value Realized" are based on the market price of our common stock on the date of exercise, without taking into account any taxes that may be payable in connection with the transaction, less the exercise price paid for the purchased shares.

         Amounts shown under the column "Value of Unexercised In-the-Money Options at December 31, 2003" are based on the closing price of our common stock on The Nasdaq National Market on December 31, 2003 of $5.89 per share, without taking into account any taxes that may be payable in connection with the transaction, less the exercise price payable for these shares.

                                                               NUMBER OF SECURITIES
                                                               UNDERLYING UNEXERCISED              VALUE OF UNEXERCISED
                                    SHARES                           OPTIONS AT                  IN-THE-MONEY OPTIONS AT
                                   ACQUIRED                      DECEMBER 31, 2003                 DECEMBER 31, 2003
                                      ON        VALUE      ------------------------------    -------------------------------
            NAME                   EXERCISE    REALIZED    EXERCISABLE      UNEXERCISABLE     EXERCISABLE      UNEXERCISABLE
----------------------------       --------    --------    -----------      -------------    -------------     -------------
Arthur T. Sands, M.D., Ph.D.          --           --        2,568,930           273,570     $ 10,160,357      $    327,453
Julia P. Gregory                      --           --          545,629           161,371     $  1,565,722      $    221,708
Jeffrey L. Wade, J.D.                 --           --          568,499           108,001     $  1,706,116      $    121,769
Brian P. Zambrowicz, Ph.D.            --           --          938,241           124,759     $  3,235,285      $    147,619
Alan J. Main, Ph.D.                   --           --          295,711           122,290     $    188,917      $    110,627

EMPLOYMENT AGREEMENTS

         In October 1999, we entered into an employment agreement with Arthur T. Sands, M.D., Ph.D., our President and Chief Executive Officer. Under the agreement, Dr. Sands received an initial base salary of $200,000 a year, subject to adjustment, with an annual discretionary bonus based upon specific objectives to be determined by the compensation committee. Dr. Sands' current annual salary is $473,000. The employment agreement is at-will and contains a non-competition agreement. The agreement also provides that if we terminate Dr. Sands' employment without cause or Dr. Sands voluntarily terminates his employment for good reason, we will pay him his then-current salary for 12 months.

         In February 2000, we entered into an employment agreement with Julia P. Gregory to serve as our Executive Vice President and Chief Financial Officer starting in February 2000. In August 2003, Ms. Gregory was named Executive Vice President, Corporate Development and Chief Financial Officer. Under the agreement, Ms. Gregory received an initial base salary of $200,000 a year, subject to adjustment, with an annual discretionary bonus based upon specific objectives to be determined by the compensation committee. Ms. Gregory's current annual salary is $329,000. The employment agreement is at-will and contains a non-competition agreement. The agreement also provides that if we terminate Ms. Gregory's employment without cause or Ms. Gregory voluntarily terminates her employment for good reason, we will pay her then-current salary for six months. If any such termination follows a change in control of our company, we will pay Ms. Gregory her then-current salary for 12 months.

         In December 1998, we entered into an employment agreement with Jeffrey
L. Wade, J.D. to serve as our Senior Vice President and Chief Financial Officer starting in January 1999. In February 2000, Mr. Wade was named Executive Vice President and General Counsel. Under the agreement, Mr. Wade received an initial base salary of $170,000 a year, subject to adjustment, with an annual discretionary bonus based upon specific objectives to be determined by the compensation committee. Mr. Wade's current annual salary is $292,000. The employment agreement is at-will and contains a non-competition agreement. The agreement also provides that if we terminate Mr. Wade's employment without cause or Mr. Wade voluntarily terminates his employment for good reason, we will pay him his then-current salary for six months. If any such termination follows a change in control of our company, we will pay Mr. Wade his then-current salary for 12 months.

         In February 2000, we entered into an employment agreement with Brian P. Zambrowicz, Ph.D., then our Senior Vice President of Genomics. In August 2002, Dr. Zambrowicz was named Executive Vice President of Research. Under the agreement, Dr. Zambrowicz received an initial base salary of $200,000 a year, subject to adjustment, with an annual discretionary bonus based upon specific objectives to be determined by the compensation committee. Dr. Zambrowicz's current annual salary is $312,000. The employment agreement is at-will and contains a non-competition agreement. The agreement also provides that if we terminate Dr. Zambrowicz's employment without cause or Dr. Zambrowicz voluntarily terminates his employment for good reason, we will pay him his then-current salary for six months. If any such termination follows a change in control of our company, we will pay Dr. Zambrowicz his then-current salary for 12 months.

         In July 2001, we entered into an employment agreement with Alan J. Main, Ph.D., our Senior Vice President, Lexicon Pharmaceuticals. Under the agreement, Dr. Main received an initial base salary of $287,000 a year, subject to adjustment, with an annual discretionary bonus based upon specific objectives to be determined by the compensation committee. Dr. Main's current annual salary is $312,000. The employment agreement is at-will and contains a non-competition agreement. The agreement also provides that if we terminate Dr. Main's employment without cause or Dr. Main voluntarily terminates his employment for good reason, we will pay him his then-current salary for six months. If any such termination follows a change in control of our company, we will pay Dr. Main his then-current salary for 12 months.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

         The compensation committee of our Board of Directors currently consists of Patricia M. Cloherty and Sam L. Barker, Ph.D., neither of whom is an officer or employee of the company.

         The compensation committee is responsible for evaluating the performance of management, determining the compensation of our executive officers and administering our 2000 Equity Incentive Plan, under which stock option grants and other stock awards may be made to our employees. The committee has furnished the following report on executive compensation for 2003:

Executive Compensation Policies and Practices

         Under the supervision of the compensation committee, our company has developed a compensation policy that is designed to attract and retain key executives responsible for our success and motivate management to enhance long-term stockholder value. The annual compensation package for executive officers primarily consists of:

                  - a cash salary, which reflects the responsibilities relating to the position and individual performance;

                  - variable performance awards payable in cash or stock and tied to the achievement of specified individual and corporate goals and milestones; and

                  - long-term stock based incentive awards which strengthen the mutuality of interests between our executive officers and our stockholders.

         In determining the level and composition of compensation of each of our executive officers, the compensation committee takes into account various qualitative and quantitative indicators of corporate and individual performance. Although no specific target has been established, the committee generally seeks to set total compensation, including base salaries and variable performance award targets, at or above the median of the range in comparison to peer group companies. In setting such total compensation, the committee considers our peer group to be similarly sized companies in the biotechnology industry. This peer group does not necessarily coincide with the companies comprising the Nasdaq Biotechnology Index reflected in the performance graph in this proxy statement. Because our business and technology are continuing to develop, the use of certain traditional performance standards, such as profitability and return on equity, are not currently appropriate in evaluating the performance of our executive officers. Consequently, in evaluating the performance of management, the committee takes into consideration such factors as our achievement of specified milestones and goals with respect to our revenues, new business development, and our research and development programs. In addition, the committee recognizes performance and achievements that are more difficult to quantify, such as the successful supervision of major corporate projects and demonstrated leadership ability.

Base Compensation

         Base compensation is established through negotiation between the company and the executive officer at the time the executive is hired, and then subsequently adjusted when the officer's base compensation is subject to review or reconsideration. While we have entered into employment agreements with certain of our executive officers, these agreements provide that base salaries after the initial year will be reviewed and determined by the committee. When establishing or reviewing base compensation levels for executive officers, the committee, in accordance with its general compensation policy, considers numerous factors, including the responsibilities relating to the position, the qualifications of the executive and the relevant experience the individual brings to the company, strategic goals for which the executive has responsibility, and compensation levels of companies at a comparable stage of development who compete with us for business, scientific and executive talents. No pre-determined weights are given to any one of these factors. The base salaries for the executive officers generally, and the Chief Executive Officer specifically, for 2003 were at or above the median of the range in comparison to our peer group companies, with most falling in a range around the 60th to 75th percentile for such peer group companies. In establishing base compensation for 2003, the committee included in its evaluation the significant progress made by the company in 2002, including the significant increase in our revenues as compared to 2001, the establishment of our drug discovery alliance with Genentech, Inc., and the continuing advancement of our research and development programs.

Incentive Compensation

         In addition to base compensation, the committee may award cash bonuses and option grants or other stock-based awards under our 2000 Equity Incentive Plan to chosen executive officers depending on the extent to which certain defined personal and corporate performance goals are achieved. These performance goals include those discussed generally above, as well as strategic and operational goals for the company as a whole. In determining bonus and stock option awards for 2003, the committee included in its evaluation the progress made by the company in 2003, including the significant increase in our revenues as compared to 2002, the establishment of a major new drug discovery alliance with Bristol-Myers Squibb Company, the completion of a significant public offering of our common stock and the continuing advancement of our research and development programs.

         All of our employees, including our executive officers, are eligible to receive long-term stock-based incentive awards under our 2000 Equity Incentive Plan as a means of providing such individuals with a continuing proprietary interest in our success. These grants align the interests of our employees and our stockholders by providing significant incentives for our employees to achieve and maintain high levels of performance. Our 2000 Equity Incentive Plan enhances our ability to attract and retain the services of qualified individuals. Factors considered in determining whether such awards are granted to an executive officer include the executive's position, his or her performance and responsibilities, the amount of stock options currently held by the officer, the vesting schedules of any such options and the executive officer's other compensation. While the committee does not adhere to any firmly established formulas or schedules for the issuance of awards such as options or restricted stock, the committee will generally tailor the terms of any such grant to achieve its goal as a long-term incentive award by providing for a vesting schedule encompassing several years.

         In February 2003, the committee approved annual stock option grants to executive officers and other employees who satisfied eligibility requirements, including time of service. In making such grants, the committee considered corporate and individual performance over the year preceding the grant date and information regarding stock option grants made by other companies in the biotechnology industry.

Compensation of the Chief Executive Officer

         The annual base salary of Arthur T. Sands, M.D., Ph.D., our President and Chief Executive Officer, was increased by $32,000 (or approximately eight percent) to $432,000 in March 2002 on the basis of the company's achievements in 2001. The committee elected to leave Dr. Sands' annual base salary for 2003 unchanged from 2002 as a result of the uncertain economic environment prevailing at the time. In light of continuing uncertainty as to whether company-paid split-dollar life insurance premiums might be considered advances of credit, in December 2003, the committee approved the payment to Dr. Sands of a bonus in the amount of $59,706 to enable him to make, for his own account, the minimum premium payment required to maintain the split-dollar life insurance arrangement under his employment agreement with the company. In February 2004, the committee increased Dr. Sands' base salary by $41,000 (or approximately nine percent) to $473,000 and awarded a bonus to Dr. Sands for 2003 in the amount of $249,830, in each case on the basis of his and the company's achievements in 2003 relative to performance goals established at the outset of the year.

         The committee granted a stock option to Dr. Sands in February 2003, at the same time annual grants were made to other employees. The stock option entitles Dr. Sands to purchase an aggregate of 135,000 shares of common stock at an exercise price of $3.90 per share. In making the option grant to Dr. Sands, the committee considered the factors described above with respect to the February 2003 option grants generally.

Section 162(m)

         Section 162(m) of the Internal Revenue Code places a $1 million cap per executive on the deductible compensation that can be paid to certain executives of publicly-traded corporations. Amounts that qualify as "performance based" compensation under Section 162(m)(4)(c) of the Code are exempt from the cap and do not count toward the $1 million limit. Generally, stock options will qualify as performance based compensation. The committee has discussed and considered and will continue to evaluate the potential impact of Section 162(m) on the company in making compensation determinations, but has not established a set policy with respect to future compensation determinations.

                             COMPENSATION COMMITTEE

                              Patricia M. Cloherty
                              Sam L. Barker, Ph.D.

         The foregoing report of the compensation committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

PERFORMANCE GRAPH

         The following performance graph compares the performance of our common stock to the Nasdaq Composite Index and the Nasdaq Biotechnology Index for the period beginning April 7, 2000, the date of our initial public offering, and ending December 31, 2003. The graph assumes that the value of the investment in our common stock and each index was $100 at April 7, 2000, and that all dividends were reinvested.

                              [PERFORMANCE GRAPH]

                                         APRIL 7,     DECEMBER     DECEMBER     DECEMBER     DECEMBER 31,
                                         --------     --------     --------     --------     ------------
                                          2000        31, 2000     31, 2001     31, 2002         2003
                                          ----        --------     --------     --------         ----
Lexicon Genetics Incorporated              100            76           52          22             27
Nasdaq Composite Index                     100            56           44          30             45
Nasdaq Biotechnology Index                 100            96           81          44             64

         The foregoing stock price performance comparisons shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate such comparisons by reference, and shall not otherwise be deemed filed under such acts.

                            PROPOSALS OF STOCKHOLDERS

         In order for a stockholder proposal to be considered for inclusion in our proxy statement for next year's annual meeting, we must receive the written proposal at our principal executive offices no later than December 17, 2004. Any such proposal must also comply with Securities and Exchange Commission regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Similarly, in order for any stockholder proposal to be otherwise raised during next year's annual meeting, we must receive written notice of the proposal, containing the information required by our Bylaws, at our principal executive offices no later than December 17, 2004. You may contact the Corporate Secretary at our principal executive offices for a copy of the relevant Bylaw provisions for making stockholder proposals.

                              FINANCIAL INFORMATION

         Our annual report to stockholders, including financial statements, accompanies this proxy statement but does not constitute a part of the proxy solicitation materials. YOU MAY OBTAIN, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND EXHIBITS THERETO, BY WRITTEN REQUEST TO CORPORATE COMMUNICATIONS, LEXICON GENETICS INCORPORATED, 8800 TECHNOLOGY FOREST PLACE, THE WOODLANDS, TEXAS 77381.

                                            By Order of the Board of Directors,

                                            /s/ Jeffrey L. Wade

                                            Jeffrey L. Wade
                                            Secretary

April 15, 2004
The Woodlands, Texas

                                                                      APPENDIX A

                          LEXICON GENETICS INCORPORATED
                     CORPORATE GOVERNANCE COMMITTEE CHARTER

GENERAL PURPOSE

         The Corporate Governance Committee (the "Committee") of Lexicon Genetics Incorporated (the "Company") is appointed by the Board of Directors of the Company (the "Board") to make recommendations to the Board regarding (1) the identification of individuals qualified to become Board members, (2) the selection of candidates or nominees for director positions to be filled by the Board or the stockholders of the Company and (3) the development of corporate governance principles applicable to the Company.

COMMITTEE MEMBERSHIP

         The members of the Committee shall meet the independence requirements of The Nasdaq Stock Market, Inc. (or any other exchange on which the Company's securities are listed). The members of the Committee shall be appointed or replaced by the Board on the recommendation of the Chairman of the Board.

MEETINGS

         The Committee shall meet as often as it determines is necessary to perform the Committee's responsibilities. The Committee may request any officer or employee of the Company or the Company's outside counsel to attend a meeting of the Committee or to meet with any members of, or advisors to, the Committee.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

         The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, provided that decisions of such subcommittee shall be presented to the full Committee at its next scheduled meeting.

         The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal experts or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to any advisors retained by the Committee.

         The Committee shall make regular reports to the Board and shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for its approval. The Committee shall annually review the Committee's own performance.

         The Committee, to the extent it deems necessary or appropriate, shall:

         Board Selection and Composition Matters

         1. Establish criteria for the identification and selection of new members of the Board.

         2. Identify and evaluate individuals believed to be qualified as candidates to serve on the Board and conduct all necessary and appropriate inquiries into the backgrounds and qualifications of such possible candidates. In identifying and evaluating candidates for membership on the Board, the Committee shall consider all factors it deems appropriate, which may include independence, experience, diversity, leadership qualities and strength of character.

         3. Make recommendations to the Board regarding the selection of director nominees to be presented for stockholder approval or necessary to fill vacancies on the Board.

                                                                      APPENDIX A

         4. Review and make recommendations regarding the size and composition of the Board in order to ensure the Board has the requisite expertise and its membership consists of individuals with sufficiently diverse and independent backgrounds.

         Corporate Governance Matters

         5. Develop and recommend to the Board corporate governance principles applicable to the Company and keep abreast of developments with regard to corporate governance to enable the Committee to make recommendations to the Board in light of such developments, as may be appropriate.

                                                                      APPENDIX B

                          LEXICON GENETICS INCORPORATED
                           2000 EQUITY INCENTIVE PLAN

                    (RESTATED TO REFLECT SPLIT PRIOR TO IPO)

1.       PURPOSES.

         (a) AMENDMENT AND RESTATEMENT OF INITIAL PLAN. The Plan initially was established as the 1995 Stock Option Plan, effective as of September 13, 1995 (the "Initial Plan"). The Initial Plan, as amended hereby, is amended and restated in its entirety and renamed the 2000 Equity Incentive Plan, effective as of its adoption. The terms of this Plan shall supersede the Initial Plan in its entirety; provided, however, that nothing herein shall operate or be construed as modifying the terms of an incentive stock option granted under the Initial Plan in a manner that would treat the option as being a new grant for purpose of Section 424(h) of the Code (as hereafter defined).

         (b) ELIGIBLE STOCK AWARD RECIPIENTS. The persons eligible to receive Stock Awards are the Employees, Directors and Consultants of the Company and its Affiliates.

         (c) AVAILABLE STOCK AWARDS. The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses and (iv) rights to acquire restricted stock.

         (d) GENERAL PURPOSE. The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2.       DEFINITIONS.

         (a) "AFFILIATE" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

         (b) "BOARD" means the Board of Directors of the Company.

         (c) "CODE" means the Internal Revenue Code of 1986, as amended.

         (d) "COMMITTEE" means a committee of one or more members of the Board appointed by the Board in accordance with subsection 3(c).

         (e) "COMMON STOCK" means the common stock, par value $.001 per share, of the Company.

         (f) "COMPANY" means Lexicon Genetics Incorporated, a Delaware corporation.

         (g) "CONSULTANT" means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the Board of Directors of an Affiliate. However, the term "Consultant" shall not include either Directors who are not compensated by the Company for their services as Directors or Directors who are merely paid a director's fee by the Company for their services as Directors.

         (h) "CONTINUOUS SERVICE" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant's Continuous Service

                                                                      APPENDIX B

shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

         (i) "COVERED EMPLOYEE" means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

         (j) "DIRECTOR" means a member of the Board of Directors of the Company.

         (k) "DISABILITY" means (i) before the Listing Date, the inability of a person, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of that person's position with the Company or an Affiliate of the Company because of the sickness or injury of the person and
(ii) after the Listing Date, the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

         (l) "EMPLOYEE" means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

         (m) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         (n) "FAIR MARKET VALUE" means, as of any date, the value of the Common Stock determined as follows:

                  (i) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

                  (ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

         (o) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

         (p) "LISTING DATE" means the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.

         (q) "NON-EMPLOYEE DIRECTOR" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent for a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would

                                                                      APPENDIX B

be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

         (r) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

         (s) "OFFICER" means (i) before the Listing Date, any person designated by the Company as an officer and (ii) on and after the Listing Date, a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         (t) "OPTION" means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

         (u) "OPTION AGREEMENT" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

         (v) "OPTIONHOLDER" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

         (w) "OUTSIDE DIRECTOR" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

         (x) "PARTICIPANT" means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

         (y) "PLAN" means this Lexicon Genetics Incorporated 2000 Equity Incentive Plan.

         (z) "RULE 16B-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

         (aa)     "SECURITIES ACT" means the Securities Act of 1933, as amended.

         (bb) "STOCK AWARD" means any right granted under the Plan, including an Option, a stock bonus and a right to acquire restricted stock.

         (cc) "STOCK AWARD AGREEMENT" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

         (dd) "TEN PERCENT STOCKHOLDER" means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

                                                                      APPENDIX B

3.       ADMINISTRATION.

         (a) ADMINISTRATION BY BOARD. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

         (b) POWERS OF BOARD. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

                  (i) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

                  (ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                  (iii)    To amend the Plan or a Stock Award as provided in
         Section 12.

                  (iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company that are not in conflict with the provisions of the Plan.

         (c)      DELEGATION TO COMMITTEE.

                  (i) GENERAL. The Board may delegate administration of the Plan to a Committee or Committees of one (1) or more members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

                  (ii) COMMITTEE COMPOSITION WHEN COMMON STOCK IS PUBLICLY TRADED. At such time as the Common Stock is publicly traded, in the discretion of the Board, a Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. Within the scope of such authority, the Board or the Committee may (1) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, and/or (2) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

         (d) EFFECT OF BOARD'S DECISION. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

                                                                      APPENDIX B

4.       SHARES SUBJECT TO THE PLAN.

         (a) SHARE RESERVE. Subject to the provisions of Section 11 relating to adjustments upon changes in Common Stock, the Common Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate Eleven Million, Two Hundred Fifty Thousand (11,250,000) shares.

         (b)      EVERGREEN SHARE RESERVE INCREASE.

                  (i) Notwithstanding subsection 4(a) hereof on each January 1 (the "Calculation Date") for a period of ten (10) years, commencing on January 1, 2001, the aggregate number of shares of Common Stock that is available for issuance under the Plan shall automatically be increased by that number of shares equal to the greater of (1) five percent (5%) of the Diluted Shares Outstanding or (2) the number of shares of Common Stock subject to Stock Awards granted during the prior 12-month period; provided, however, that the Board, from time to time, may provide for a lesser increase in the aggregate number of shares of Common Stock that is available for issuance under the Plan.

                  (ii) Subject to the provisions of Section 11 hereof relating to adjustments upon changes in securities, the increase in the maximum aggregate number of shares of Common Stock that is available for issuance pursuant to Stock Awards granted under the Plan shall not exceed Thirty Million (30,000,000) shares.

                  (iii) "Diluted Shares Outstanding" shall mean, as of any date, (1) the number of outstanding shares of Common Stock of the Company on such Calculation Date, plus (2) the number of shares of Common Stock issuable upon such Calculation Date assuming the conversion of all outstanding Preferred Stock and convertible notes, plus (3) the additional number of dilutive Common Stock equivalent shares outstanding as the result of any options or warrants outstanding during the fiscal year, calculated using the treasury stock method.

         (c) REVERSION OF SHARES TO THE SHARE RESERVE. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan.

         (d) SOURCE OF SHARES. The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.       ELIGIBILITY.

         (a) ELIGIBILITY FOR SPECIFIC STOCK AWARDS. Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

         (b) TEN PERCENT STOCKHOLDERS. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

         (c)      SECTION 162(m) LIMITATION. Subject to the provisions of
Section 11 relating to adjustments upon changes in the shares of Common Stock, no Employee shall be eligible to be granted Options covering more than Three Million (3,000,000) shares during any calendar year. This subsection 5(c) shall not apply prior to the Listing Date and, following the Listing Date, this subsection 5(c) shall not apply until (i) the earliest of: (1) the first material modification of the Plan (including any increase in the number of shares of Common Stock reserved for issuance under the Plan in accordance with
Section 4); (2) the issuance of all of the shares of Common Stock reserved for issuance under the Plan; (3) the expiration of the Plan; or (4) the first meeting of stockholders at which Directors are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of an equity

                                                                      APPENDIX B

security under Section 12 of the Exchange Act; or (ii) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder.

         (d)      CONSULTANTS.

                  (i) Prior to the Listing Date, a Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, either the offer or the sale of the Company's securities to such Consultant is not exempt under Rule 701 of the Securities Act ("Rule 701") because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by Rule 701, unless the Company determines that such grant need not comply with the requirements of Rule 701 and will satisfy another exemption under the Securities Act as well as comply with the securities laws of all other relevant jurisdictions.

                  (ii) From and after the Listing Date, a Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act ("Form S-8") is not available to register either the offer or the sale of the Company's securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

                  (iii) Rule 701 and Form S-8 generally are available to consultants and advisors only if (i) they are natural persons; (ii) they provide bona fide services to the issuer, its parents, its majority-owned subsidiaries or majority-owned subsidiaries of the issuer's parent; and (iii) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the issuer's securities.

6.       OPTION PROVISIONS.

         Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

         (a) TERM. Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, no Option granted prior to the Listing Date shall be exercisable after the expiration of ten (10) years from the date it was granted, and no Incentive Stock Option granted on or after the Listing Date shall be exercisable after the expiration of ten (10) years from the date it was granted.

         (b) EXERCISE PRICE OF AN INCENTIVE STOCK OPTION. Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

         (c) EXERCISE PRICE OF A NONSTATUTORY STOCK OPTION. Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, the exercise price of each Nonstatutory Stock Option granted prior

                                                                      APPENDIX B

to the Listing Date shall be not less than eighty-five percent (85%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. The exercise price of each Nonstatutory Stock Option granted on or after the Listing Date shall be not less than eighty-five percent (85%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

         (d) CONSIDERATION. The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option) (1) by delivery to the Company of other Common Stock, (2) according to a deferred payment or other similar arrangement with the Optionholder or (3) in any other form of legal consideration that may be acceptable to the Board. Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). At any time that the Company is incorporated in Delaware, payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

         In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

         (e) TRANSFERABILITY OF AN INCENTIVE STOCK OPTION. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

         (f) TRANSFERABILITY OF A NONSTATUTORY STOCK OPTION. A Nonstatutory Stock Option granted prior to the Listing Date shall not be transferable except by will or by the laws of descent and distribution, and to the extent provided in the Option Agreement and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. A Nonstatutory Stock Option granted on or after the Listing Date shall be transferable to the extent provided in the Option Agreement. If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

         (g) VESTING GENERALLY. The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this subsection 6(g) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

         (h) TERMINATION OF CONTINUOUS SERVICE. In the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder's Continuous Service (or such longer or shorter period specified in the Option Agreement, which period shall not be less than thirty (30) days for Options granted prior to the Listing Date unless such termination is for cause), or (ii) the

                                                                      APPENDIX B

expiration of the term of the Option as set forth in the Option Agreement.
If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

         (i) EXTENSION OF TERMINATION DATE. An Optionholder's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder's Continuous Service (other than upon the Optionholder's death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in subsection 6(a) or (ii) the expiration of a period of three (3) months after the termination of the Optionholder's Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

         (j) DISABILITY OF OPTIONHOLDER. In the event that an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement, which period shall not be less than six (6) months for Options granted prior to the Listing Date) or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

         (k) DEATH OF OPTIONHOLDER. In the event (i) an Optionholder's Continuous Service terminates as a result of the Optionholder's death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder's Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance by a person designated to exercise the option upon the Optionholder's death pursuant to subsection 6(e) or 6(f), but only within the period ending on the earlier of (1) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement, which period shall not be less than six (6) months for Options granted prior to the Listing Date) or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

         (l) EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder's Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Subject to the "Repurchase Limitation" in subsection 10(g), any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate. Provided that the "Repurchase Limitation" in subsection 10(g) is not violated, the Company will not exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following exercise of the Option unless the Board otherwise specifically provides in the Option.

         (m) RIGHT OF REPURCHASE. Subject to the "Repurchase Limitation" in subsection 10(g), the Option may, but need not, include a provision whereby the Company may elect, prior to the Listing Date, to repurchase all or any part of the vested shares of Common Stock acquired by the Optionholder pursuant to the exercise of the Option. Provided that the "Repurchase Limitation" in subsection 10(g) is not violated, the Company will not exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following exercise of the Option unless the Board otherwise specifically provides in the Option.

         (n) RIGHT OF FIRST REFUSAL. The Option may, but need not, include a provision whereby the Company may elect, prior to the Listing Date, to exercise a right of first refusal following receipt of notice from the Optionholder of the intent to transfer all or any part of the shares of Common Stock received upon the exercise of the

                                                                      APPENDIX B

Option. Except as expressly provided in this subsection 6(n), such right of first refusal shall otherwise comply with any applicable provisions of the Bylaws of the Company.

         (o)      RE-LOAD OPTIONS.

                  (i) Without in any way limiting the authority of the Board to make or not to make grants of Options hereunder, the Board shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionholder to a further Option (a "Re-Load Option") in the event the Optionholder exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of Common Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Unless otherwise specifically provided in the Option, the Optionholder shall not surrender shares of Common Stock acquired, directly or indirectly from the Company, unless such shares have been held for more than six
         (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes).

                  (ii) Any such Re-Load Option shall (1) provide for a number of shares of Common Stock equal to the number of shares of Common Stock surrendered as part or all of the exercise price of such Option; (2) have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (3) have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Re-Load Option shall be subject to the same exercise price and term provisions heretofore described for Options under the Plan.

                  (iii) Any such Re-Load Option may be an Incentive Stock Option or a Nonstatutory Stock Option, as the Board may designate at the time of the grant of the original Option; provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on the exercisability of Incentive Stock Options described in subsection 10(d) and in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares of Common Stock under subsection 4(a) and the "Section 162(m) Limitation" on the grants of Options under subsection 5(c) and shall be subject to such other terms and conditions as the Board may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

7.       PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

         (a) STOCK BONUS AWARDS. Each stock bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of stock bonus agreements may change from time to time, and the terms and conditions of separate stock bonus agreements need not be identical, but each stock bonus agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

                  (i) CONSIDERATION. A stock bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit.

                  (ii) VESTING. Subject to the "Repurchase Limitation" in subsection 10(h), shares of Common Stock awarded under the stock bonus agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

                  (iii) TERMINATION OF PARTICIPANT'S CONTINUOUS SERVICE. Subject to the "Repurchase Limitation" in subsection 10(g), in the event a Participant's Continuous Service terminates, the Company may reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the stock bonus agreement.

                                                                      APPENDIX B

                  (iv) TRANSFERABILITY. For a stock bonus award made before the Listing Date, rights to acquire shares of Common Stock under the stock bonus agreement shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant. For a stock bonus award made on or after the Listing Date, rights to acquire shares of Common Stock under the stock bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the stock bonus agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the stock bonus agreement remains subject to the terms of the stock bonus agreement.

         (b) RESTRICTED STOCK AWARDS. Each restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of the restricted stock purchase agreements may change from time to time, and the terms and conditions of separate restricted stock purchase agreements need not be identical, but each restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

                  (i) PURCHASE PRICE. Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, the purchase price under each restricted stock purchase agreement shall be such amount as the Board shall determine and designate in such restricted stock purchase agreement. Such purchase price shall not be less than eighty-five percent (85%) of the Common Stock's Fair Market Value on the date such award is made or at the time the purchase is consummated.

                  (ii) CONSIDERATION. The purchase price of Common Stock acquired pursuant to the restricted stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board, according to a deferred payment or other similar arrangement with the Participant; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion; provided, however, that at any time that the Company is incorporated in Delaware, then payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

                  (iii) VESTING. Subject to the "Repurchase Limitation" in subsection 10(g), shares of Common Stock acquired under the restricted stock purchase agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

                  (iv) TERMINATION OF PARTICIPANT'S CONTINUOUS SERVICE. Subject to the "Repurchase Limitation" in subsection 10(g), in the event a Participant's Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the restricted stock purchase agreement.

                  (v) TRANSFERABILITY. For a restricted stock award made before the Listing Date, rights to acquire shares of Common Stock under the restricted stock purchase agreement shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant. For a restricted stock award made on or after the Listing Date, rights to acquire shares of Common Stock under the restricted stock purchase agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock purchase agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the restricted stock purchase agreement remains subject to the terms of the restricted stock purchase agreement.

                                                                      APPENDIX B

8.       COVENANTS OF THE COMPANY.

         (a) AVAILABILITY OF SHARES. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

         (b) SECURITIES LAW COMPLIANCE. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

9.       USE OF PROCEEDS FROM STOCK.

         Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

10.      MISCELLANEOUS.

         (a) ACCELERATION OF EXERCISABILITY AND VESTING. The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

         (b) STOCKHOLDER RIGHTS. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

         (c) NO EMPLOYMENT OR OTHER SERVICE RIGHTS. Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

         (d) INCENTIVE STOCK OPTION $100,000 LIMITATION. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

         (e) INVESTMENT ASSURANCES. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award,
(i) to give written assurances satisfactory to the Company as to the Participant's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant's own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such

                                                                      APPENDIX B

requirements, shall be inoperative if (1) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

         (f) WITHHOLDING OBLIGATIONS. To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under a Stock Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment;
(ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Stock Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

         (g) REPURCHASE LIMITATION. The terms of any repurchase option shall be specified in the Stock Award and may be either at Fair Market Value at the time of repurchase or at not less than the original purchase price.

11.      ADJUSTMENTS UPON CHANGES IN STOCK.

         (a) CAPITALIZATION ADJUSTMENTS. If any change is made in the Common Stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person pursuant to subsection 5(c), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of Common Stock subject to such outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

         (b) CHANGE IN CONTROL -- DISSOLUTION OR LIQUIDATION. In the event of a dissolution or liquidation of the Company, then all outstanding Stock Awards shall terminate immediately prior to such event.

         (c) CHANGE IN CONTROL -- ASSET SALE, MERGER, CONSOLIDATION OR REVERSE MERGER. In the event of (i) a sale, lease or other disposition of all or substantially all of the assets of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation or (iii) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then any surviving corporation or acquiring corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the transaction described in this subsection 11(c) for those outstanding under the Plan). In the event any surviving corporation or acquiring corporation refuses to assume such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, then with respect to Stock Awards held by Participants whose Continuous Service has not terminated, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated in full, and the Stock Awards shall terminate if not exercised (if applicable) at or prior to such event. With respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall terminate if not exercised (if applicable) prior to such event.

                                                                      APPENDIX B

12.      AMENDMENT OF THE PLAN AND STOCK AWARDS.

         (a) AMENDMENT OF PLAN. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

         (b) STOCKHOLDER APPROVAL. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of
Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

         (c) CONTEMPLATED AMENDMENTS. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

         (d) NO IMPAIRMENT OF RIGHTS. Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

         (e) AMENDMENT OF STOCK AWARDS. The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and
(ii) the Participant consents in writing.

13. TERMINATION OR SUSPENSION OF THE PLAN.

         (a) PLAN TERM. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

         (b) NO IMPAIRMENT OF RIGHTS. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

14.      EFFECTIVE DATE OF PLAN.

         The Plan shall become effective as determined by the Board, but no Stock Award shall be exercised (or, in the case of a stock bonus, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

15.      CHOICE OF LAW.

         The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state's conflict of laws rules.

                                                                      APPENDIX C

                          LEXICON GENETICS INCORPORATED
                             AUDIT COMMITTEE CHARTER

GENERAL PURPOSE

         The Audit Committee of Lexicon Genetics Incorporated (the "Company") is appointed by the Board of Directors of the Company (the "Board") to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's independent auditors and (4) the compliance by the Company with legal and regulatory requirements.

COMMITTEE MEMBERSHIP

         The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of The Nasdaq Stock Market, Inc. (or any other exchange on which the Company's securities are listed) and the Securities Exchange Act of 1934, including all rules and regulations promulgated thereunder (the "Exchange Act"). At least one member of the Audit Committee shall be an "audit committee financial expert" as defined by the rules of the Securities and Exchange Commission (the "Commission"). The members of the Audit Committee shall be appointed or replaced by the Board on the recommendation of the Chairman of the Board.

MEETINGS

         The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or advisors to, the Committee.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

         The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the determination of appropriate compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

         The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

         The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors.

         The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report or related work and to any advisors retained by the Audit Committee.

         The Audit Committee shall make regular reports to the Board and shall prepare the report required by the Exchange Act to be included in the Company's annual proxy statement. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for its approval. The Audit Committee shall annually review the Audit Committee's own performance.

                                                                      APPENDIX C

         The Audit Committee, to the extent it deems necessary or appropriate, shall:

         Financial Statement and Disclosure Matters

                  1. Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10 K.

                  2. Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10 Q, including the results of the independent auditor's review of the quarterly financial statements.

                  3. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

                  4. Review and discuss quarterly reports from the independent auditors on:

                           (a) All critical accounting policies and practices to be used.

                           (b) All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

                           (c) Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

                  5. Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

                  6. Discuss with management and the independent auditor the selection and application of accounting principles for the Company's significant transactions.

                  7. Discuss with management and the independent auditor the effect of financial, regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

                  8. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

                  9. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

                  10. Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

                                                                      APPENDIX C

         Oversight of the Company's Relationship with the Independent Auditor

                  11. Review and evaluate the lead partner of the independent auditor team.

                  12. Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, taking into account the opinions of management. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

                  13. Ensure the rotation of the audit partners as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

                  14. Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

                  15. Discuss with the national office of the independent auditor issues on which they were consulted by the Company's audit team and matters of audit quality and consistency.

                  16. Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

         Compliance Oversight Responsibilities

                  17.      Obtain from the independent auditor assurance that
         Section 10A(b) of the Exchange Act has not been implicated.

                  18. Obtain reports from management and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's internal policies. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's internal policies.

                  19. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

                  20. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

                  21. Discuss with the Company's General Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

         The Audit Committee shall also have such other authority and responsibilities as may be determined from time to time by the Board.

                                                                      APPENDIX C

LIMITATION OF AUDIT COMMITTEE'S ROLE

         While the Audit Committee has the authority and responsibilities set forth in this Charter, it is not the duty of the Audit Committee to (1) plan or conduct audits, (2) determine that the Company's financial statements and disclosures are complete, accurate and fairly presented and are in accordance with generally accepted accounting principles and applicable rules and regulations or (3) assure compliance with the Company's internal controls and policies. These are the responsibilities of management or the independent auditor.

PROXY
                          LEXICON GENETICS INCORPORATED
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 19, 2004

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                          LEXICON GENETICS INCORPORATED


         The undersigned hereby appoints Arthur T. Sands and Jeffrey L. Wade, and each of them, as proxies and attorneys-in-fact, with the power to act without the other and with power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Lexicon Genetics Incorporated (the "Company") to be held at The Marriott Woodlands Waterway Hotel and Convention Center, 1601 Lake Robbins Drive, The Woodlands, Texas, on May 19, 2004, at 1:30 p.m., local time, and any adjournments or postponements thereof, and to vote all of the shares of stock the undersigned would be entitled to vote if personally present at such meeting (1) as provided on the other side of this proxy and (2), in their discretion, on such other business as may properly come before such meeting or any adjournment or postponement thereof.

          (CONTINUED AND TO BE MARKED, DATED AND SIGNED ON OTHER SIDE)
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    ADDRESS CHANGE/COMMENTS (MARK THE CORRESPONDING BOX ON THE REVERSE SIDE)







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

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.                        Please
                                                                                          Mark Here
                                                                                          for Address           [ ]
                                                                                          Change or
                                                                                          Comments
                                                                                          SEE REVERSE SIDE

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO
DIRECTION IS INDICATED, WILL BE VOTED:

"FOR" the election of the nominees for Class I
Director;

"FOR" the proposal to ratify and approve the                                                              FOR    AGAINST   ABSTAIN
Company's existing 2000 Equity Incentive Plan so
that grants under the plan will remain exempt from                     2. Ratification and approval of
a cap on deductible compensation imposed by                            the Company's existing 2000
Section 162(m) of the Internal Revenue Code; and                       Equity Incentive Plan so that
                                                                       grants under the plan will remain   [ ]     [ ]      [ ]
                                                                       exempt from a cap on
                                                                       deductible compensation imposed
                                                                       by section 162(m)
                                                                       of the Internal Revenue Code.

"FOR" the proposal to ratify and approve the
appointment of Ernst & Young LLP as the Company's                                                         FOR    AGAINST   ABSTAIN
independent public accountants for the fiscal year                     3. Ratification and approval
ending December 31, 2004.                                              of the appointment of
                                                                       Ernst & Young LLP as the
                                                                       Company's independent               [ ]     [ ]      [ ]
                                                                       auditors for the fiscal year
1. ELECTION OF CLASS I DIRECTORS:          FOR           WITHHOLD      ending December 31,2004.
                                           all          AUTHORITY
                                         nominees        to vote
                                          listed          for
                                         except as        all
                                         indicated      nominees

Nominees: 01 Robert J. Lefkowitz, M.D.
          02 Alan S. Nies, M.D.           [ ]            [ ]

INSTRUCTION: To withhold authority to vote for any                               IF YOU PLAN TO ATTEND THE MEETING IN PERSON,
individual nominee, write that nominee's name on                                           PLEASE MARK THE FOLLOWING BOX. [ ]
the following line.


-------------------------------------------------------                          Dated:                              , 2004
                                                                                       -----------------------------

                                                                                 ------------------------------------------
                                                                                                 (Signature)


                                                                                 ------------------------------------------
                                                                                         (Signature if held jointly)

                                                                                 Please date, sign as name appears at the
                                                                                 left, and return promptly. If the shares are
                                                                                 registered in the names of two or more
                                                                                 persons, each should sign. When signing as
                                                                                 Corporate Officer, President, Executor,
                                                                                 Administrator, Trustee or Guardian, please
                                                                                 give full title. Please note any changes in
                                                                                 your address alongside the address as it
                                                                                 appears in the proxy.
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